AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 17, 2014

FILE NO. _______

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

o	Pre-Effective Amendment No.
o	Post-Effective Amendment No.

VANGUARD TAX-MANAGED FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

100 VANGUARD BLVD., MALVERN, PA 19355
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

HEIDI STAM
100 VANGUARD BLVD., MALVERN, PA 19355
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective on February 16, 2014, pursuant to Rule 488 under the Securities Act of 1933.

The title of securities being registered are Vanguard Tax-Managed International Fund Investor Shares, Admiral™ Shares, Institutional Shares, and Institutional Plus Shares.

No filing fee is due in reliance on Section 24(f) under the Investment Company Act of 1940.

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Developed Markets Index Fund

The Vanguard Developed Markets Index Fund will be reorganized into the Vanguard Tax-Managed International Fund on or about April 4, 2014. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the Vanguard Developed Markets Index Fund (the “Developed Markets Fund”) with and into the Vanguard Tax-Managed International Fund (the “International Fund”) (each, a “Fund” and collectively, the “Funds”). The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined Fund, which we anticipate, over time, will achieve economies of scale. The proposed reorganization offers Developed Markets Fund shareholders an opportunity to merge and form a larger fund that has similar investment strategies, utilizes the same underlying index, with identical expense ratios and comparable performance.

The Developed Markets Fund was introduced in 2000 as a fund of funds and then converted to making direct investments into stocks comprising its underlying index in 2009. The investment objective of the Fund is to seek to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. The Developed Markets Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index (“Index”), which includes common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East. The Fund attempts to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Under normal circumstances, the Developed Markets Fund will invest at least 80% of its assets in the stocks that make up its target index.

The International Fund, which has a larger asset base than the Developed Markets Fund, was launched in 1999. The investment objective of the International Fund is to seek to provide a tax-efficient investment return consisting of long-term capital appreciation. The International Fund purchases stocks included in the Index. The Fund uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions.

The Board of Trustees of the International Fund approved changes to the Fund that will become effective after the closing of the reorganization. First, the International Fund will be renamed the Vanguard Developed Markets Index Fund. This change is consistent with the Fund’s primary investment strategies and investments in the Index and is similar to the current name of the Fund’s exchange-traded (“ETF”) Share Class. In addition, the Board approved changes to the International Fund’s investment objective and primary investment strategies, which will be that of the Developed Markets Fund. The combined Fund’s investment objective will seek to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. The primary investment strategy of the combined Fund will be to employ an indexing investment approach designed to track the performance of the Index. The combined Fund will attempt to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Prior to the closing of the reorganization, the International Fund is expected to begin the process of aligning its assets in order to comply with its new investment objective and strategy. The transaction costs associated with the realignment are expected to be immaterial.

Developed Markets Fund shareholders would benefit from becoming shareholders of the International Fund, which creates a larger combined Fund that invests in the same global equity market segment. Currently, both Funds seek to track the Index, and have similar strategies and identical risks. In addition, Developed Markets Fund shareholders would still have identical expense ratios and benefit from the International Fund’s ETF Share Class, which seeks to minimize the Fund’s capital gains. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined Fund.

Identical Costs for Shareholders

The current total annual fund operating expenses for the Investor, Admiral, Institutional, and Institutional Plus Share Classes of the International Fund are identical to the total annual fund operating expenses of the equivalent Share Classes of the Developed Markets Fund.

Developed Markets Fund

	Investor Shares	Admiral Shares	Institutional Shares	Institutional Plus Shares
Total Annual Fund	0.20%	0.09%	0.07%	0.06%
Operating Expenses

International Fund

	Investor Shares*	Admiral Shares	Institutional Shares	Institutional Plus Shares*
Total Annual Fund	0.20%	0.09%	0.07%	0.06%
Operating Expenses

* As of December 19, 2013, the International Fund commenced offering Investor and Institutional Plus Shares.

Investment Objectives, Index, Investment Strategies, Risks, and Investment Advisory Arrangements

After the closing of the reorganization, the investment objective and investment strategy of the International Fund will be that of the current investment objective and investment strategy of the Developed Markets Fund. Both Funds also have identical risks and utilize the Index. Finally, the Funds operate with identical fundamental investment policies. The Funds operate as diversified open-end management companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The Vanguard Group, Inc. (“Vanguard”) serves as investment advisor to both Funds through its Equity Investment Group. However, the Funds have different portfolio managers, which are primarily responsible for each Fund’s day-to-day management.

Comparison of Investment Performance

The following table shows the average annual total returns of the Investor Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares of the Developed Markets Fund, along with the Admiral Shares and Institutional Shares of the International Fund. The Investor Shares and Institutional Plus Shares of the International Fund were recently launched. Performance based on net asset value for the Investor Shares and Institutional Plus Shares would be substantially similar to the Admiral Shares and Institutional Shares of the International Fund, respectively, because the Share Classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the Share Classes differ. The International Fund’s Investor and Institutional Plus Share Classes commenced operations on December 19, 2013. Also shown are the returns of the Funds’ current benchmark, the FTSE Developed ex North America Index, which measures the performance of the common stocks of large and mid-cap companies located in developed countries of Europe, Australia, Asia, and the Far East.

Average Annual Total Returns[1] for Periods Ended December 31, 2012[2]

	One Year	Five Years	Ten Years
Developed Markets Fund
Investor Shares	18.83%	-3.33%	8.37%
Developed Markets Fund
Admiral Shares	18.91%	N/A	N/A
Developed Markets Fund
Institutional Shares	19.00%	-3.25%	8.41%
Developed Markets Fund
Institutional Plus Shares	18.96%	N/A	N/A
International Fund
Admiral Shares	18.56%	-3.27%	8.45%
International Fund
Institutional Shares	18.70%	-3.21%	8.53%

FTSE Developed Markets ex- North America Index[3]	18.25%	-3.08%	8.86%

1	Returns shown are before taxes and net of fees.
2	Keep in mind that the Funds’ past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.
3	This reflects no deduction for fees, expenses, or taxes.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Vanguard funds under methods approved by the Board of Trustees of each fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees for each Fund approved the Reorganization of the Developed Markets Fund into the International Fund on September 26, 2013. There is no action required by the Funds’ shareholders to implement the Reorganization. No vote is required by either the Developed Markets Fund or the International Fund shareholders to approve the Reorganization.

The Declaration of Trust for the Funds along with applicable state and federal law do not require shareholder approval for fund mergers like the Reorganization. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board of Trustees has determined that the Reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the Reorganization.

In the Reorganization, Investor Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares of the Developed Markets Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares in the International Fund, as appropriate. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Developed Markets Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the Reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Developed Markets Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points:

  Final distribution. Prior to the reorganization, the Developed Markets Fund will distribute any remaining undistributed net income and/or realized capital gains. These distributions generally will be taxable to you.
  Payments of distributions. Following the reorganization, International Fund shareholders (including former shareholders of the Developed Markets Fund) will participate fully in any distributions made for the Investor, Admiral, Institutional, and Institutional Plus Shares of the International Fund. These distributions generally will be taxable to you.
  Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Developed Markets Fund and the International Fund. Vanguard will provide to you certain cost basis information in connection with the reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom Can You Call If You Have Any Questions

Please call Vanguard toll-free at 800-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS

VANGUARD DEVELOPED MARKETS INDEX FUND, A SERIES OF VANGUARD STAR® FUNDS

TO BE REORGANIZED INTO AND WITH

VANGUARD TAX-MANAGED INTERNATIONAL FUND, A SERIES OF VANGUARD TAX-MANAGED FUNDS

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization to combine the Vanguard Developed Markets Index Fund (the “Developed Markets Fund”) with and into the Vanguard Tax-Managed International Fund (the “International Fund”) (each, a “Fund” and collectively, the “Funds”). The Developed Markets Fund’s investment objective is to seek to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. The International Fund’s investment objective is to seek to provide a tax-efficient investment return consisting of long-term capital appreciation. After the closing of the reorganization, the investment objective of the International Fund will be identical to the Developed Markets Fund in that it will seek to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined Fund, which we anticipate, over time, will achieve economies of scale. The proposed reorganization offers Developed Markets Fund shareholders an opportunity to merge and form a larger fund that tracks the FTSE Developed ex North America Index, with identical expense ratios and comparable performance.

The reorganization involves a few basic steps. First, the Developed Markets Fund will transfer substantially all of its assets and all of its liabilities to the International Fund. Second, and simultaneously with step one, the International Fund will open an account for each Developed Markets Fund shareholder, crediting it with an amount of Investor, Admiral, Institutional and Institutional Plus Shares of the International Fund equal in value to the Investor, Admiral, Institutional and Institutional Plus Shares, respectively, of the Developed Markets Fund, as appropriate, owned by such holder at the time of the Reorganization. Thereafter, the Developed Markets Fund will be liquidated and dissolved. These steps together are referred to in this information statement/prospectus as the “Reorganization.”

The address for the Developed Markets Fund and the International Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Developed Markets Fund is a series of Vanguard STAR Funds, which is a Delaware statutory trust and the International Fund is a series of Vanguard Tax-Managed Funds, which is also a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/prospectus along with the enclosed International Fund prospectuses, dated December 19, 2013, as supplemented. The prospectuses set forth concisely the information about the International Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The International Fund’s Statement of Additional Information (dated July 29, 2013 (revised December 19, 2013)), as supplemented, contains important information about the International Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this information statement/prospectus by reference. In addition, the Developed Markets Fund’s prospectus and Statement of Additional Information, each dated August 12, 2013, as supplemented, are incorporated by reference into and are considered part of this information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated [___________], 2014, also is incorporated by reference into this information statement/prospectus. The audited financial statements and related independent registered public accounting firm’s

i

report for the Developed Markets Fund is contained in its annual report for the fiscal year ended October 31, 2013, and for the International Fund is contained in its annual report for the fiscal year ended December 31, 2012. The Developed Markets Fund’s most recent semiannual report is contained in the shareholder report for the fiscal period ended April 30, 2013. The International Fund’s most recent semi-annual report is contained in the shareholder report for the period ended June 30, 2013. You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on the SEC’s website (www.sec.gov).

On January 31, 2014, the number of Developed Markets Fund Investor Shares outstanding was [______________],

Admiral Shares outstanding was [	], Institutional Shares outstanding was [		], and
Institutional Plus Shares outstanding was [	]. On January 31, 2014, the number of International Fund Investor
Shares outstanding was [______________], Admiral Shares outstanding was [			], Institutional Shares
outstanding was [	], and Institutional Plus Shares outstanding was [	].

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout the information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on September 26, 2013, the Board of Trustees for each Fund approved a plan to combine the Developed Markets Fund with and into the International Fund. The plan calls for the Developed Markets Fund to transfer substantially all of its assets and all of its liabilities to the International Fund in exchange for Investor, Admiral, Institutional and Institutional Plus Shares of the International Fund. Shareholders of the Developed Markets Fund will receive Investor, Admiral, Institutional and Institutional Plus Shares, respectively, of the International Fund equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about April 4, 2014. The Developed Markets Fund will then be liquidated and dissolved. The Reorganization will result in an exchange of your Investor, Admiral, Institutional, and Institutional Plus Shares in the Developed Markets Fund for new Investor, Admiral, Institutional, and Institutional Plus Shares, respectively, of the International Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds’ shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The current investment objective of the Developed Markets Fund is different from the investment objective of the International Fund, while the investment strategies are similar and the risks of the Funds are identical. After the Reorganization, the investment objectives, investment strategies and risks of the International Fund will be that of the former Developed Markets Fund.

The Developed Markets Fund’s investment objective is to seek to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. The current investment objective of the International Fund is to seek to provide a tax-efficient investment return consisting of long-term capital appreciation.

After the closing of the Reorganization, the investment objective of the International Fund will be identical to that of the Developed Markets Fund in that it will seek to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe, and the Pacific region.

The Funds have similar investment strategies. The Developed Markets Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index (“Index”), which includes common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East. The Fund attempts to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The International Fund purchases stocks included in the Index. The Fund uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions.

After the closing of the Reorganization, the investment strategy of the International Fund will be that of the Developed Markets Fund in that it will employ an indexing investment approach designed to track the performance of the Index. The combined Fund will attempt to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The Funds have identical risks, which are as follows: stock market risk, country/regional risk, and currency risk.

These investment objectives, strategies, and risks are discussed in detail under “Investment Practices and Risk Considerations.” Complete descriptions of the investment objectives, policies, strategies, and risks of the Developed Markets Fund and the International Fund are contained in each Fund’s prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. The Vanguard Group, Inc. (“Vanguard”) serves as investment advisor to the Funds through its Equity Investment Group. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the Board of Trustees and officers of the Funds. Further details about the advisory arrangements for the Funds are provided in this Overview and under the section entitled “Additional Information About the Funds.”

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). The Funds’ Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital. As of October 31, 2013, the Developed Markets Fund had contributed $1,931,000 in capital to Vanguard, representing 0.01% of the Fund’s average net assets and 0.77% of Vanguard’s capitalization. As of December 31, 2012, the International Fund had contributed $1,641,000 in capital to Vanguard, representing 0.01% of the Fund’s average net assets and 0.66% of Vanguard’s capitalization.

Additional information about the service arrangements for each Fund appears under “Additional Information About the Funds.”

Purchase, Redemption, Exchange, and Conversion Information.

The purchase, redemption, exchange, and conversion features of the Funds are identical.

Distribution Schedules. The Funds have different distribution income dividend schedules and identical capital gains distribution schedules. Income dividends for the Developed Markets Fund generally are distributed annually in December, while income dividends for the International Fund generally are distributed quarterly in March, June, September, and December. Capital gains distributions, if any, generally occur annually in December for both Funds. The combined Fund will follow the distribution schedule of the International Fund.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (or the “Code”). As a condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see “Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization” for additional information.

Fees and Expenses

The tables below compare the fees and annualized expenses of Investor, Admiral, Institutional and Institutional Plus Shares of the Developed Markets Fund and the International Fund as of October 31, 2013. The tables also show the estimated fees and expenses of Investor, Admiral, Institutional and Institutional Plus Shares of the combined Fund, on a pro forma basis, as of October 31, 2013, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see “Expenses of the Reorganization”). The International Fund’s Investor and Institutional Plus Share Classes commenced operations after October 31, 2013 and are displayed for comparison purposes as if they were offered on October 31, 2013. The actual fees and expenses of the Funds and the combined Fund as of the closing date may differ from those reflected in the tables below.

Investor Shares

Shareholder Fees (fees paid directly from your investment)

	Developed Markets Fund	International Fund	International Fund
	Investor Shares	Investor Shares*	Pro Forma
Combined Fund
Investor Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on
Reinvested Dividends

Redemption Fee	None	None	None

Account Service Fee	$20/year	$20/year	$20/year
(for certain fund
account balances
below $10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Developed Markets Fund	International Fund	International Fund
	Investor Shares	Investor Shares*	Pro Forma
			Combined Fund
			Investor Shares
Management Fees	0.16%	0.16%	0.16%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.04%	0.04%	0.04%

Total Annual Fund	0.20%	0.20%	0.20%
Operating Expenses

* As of December 19, 2013, the International Fund commenced offering Investor Shares.

Examples

The following examples are intended to help you compare the cost of investing in Investor Shares of the Developed Markets Fund, the International Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Developed Markets Fund	$20	$64	$113	$255
Investor Shares

International Fund	$20	$64	$113	$255
Investor Shares

International Fund	$20	$64	$113	$255
Pro Forma
Combined Fund
Investor Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Admiral Shares

Shareholder Fees (fees paid directly from your investment)

	Developed Markets Fund	International Fund	International Fund
	Admiral Shares	Admiral Shares	Pro Forma
Combined Fund
Admiral Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on Reinvested
Dividends

Redemption Fee	None	None	None

Account Service Fee	$20/year	$20/year	$20/year
(for certain fund
account balances below
$10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Developed Markets Fund	International Fund	International Fund
	Admiral Shares	Admiral Shares	Pro Forma
			Combined Fund
			Admiral Shares
Management Fees	0.06%	0.05%	0.05%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.03%	0.04%	0.04%

Total Annual Fund	0.09%	0.09%	0.09%
Operating Expenses

Examples

The following examples are intended to help you compare the cost of investing in Admiral Shares of the Developed Markets Fund, the International Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Developed Markets Fund	$9	$29	$51	$115
Admiral Shares

International Fund	$9	$29	$51	$115
Admiral Shares

International Fund	$9	$29	$51	$115
Pro Forma
Combined Fund
Admiral Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Institutional Shares

Shareholder Fees (fees paid directly from your investment)

	Developed Markets Fund	International Fund	International Fund
	Institutional Shares	Institutional Shares	Pro Forma
Combined Fund
Institutional Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on
Reinvested Dividends

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Developed Markets Fund	International Fund	International Fund
	Institutional Shares	Institutional Shares	Pro Forma
			Combined Fund
			Institutional Shares
Management Fees	0.03%	0.03%	0.03%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.04%	0.04%	0.04%

Total Annual Fund	0.07%	0.07%	0.07%
Operating Expenses

Examples

The following examples are intended to help you compare the cost of investing in Institutional Shares of the Developed Markets Fund, the International Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Developed Markets Fund	$7	$23	$40	$90
Institutional Shares

International Fund	$7	$23	$40	$90
Institutional Shares

International Fund	$7	$23	$40	$90
Pro Forma
Combined Fund
Institutional Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Institutional Plus Shares

Shareholder Fees (fees paid directly from your investment)

	Developed Markets Fund	International Fund	International Fund
	Institutional Plus Shares	Institutional Plus Shares*	Pro Forma
Combined Fund
Institutional Plus Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on Reinvested
Dividends

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Developed Markets Fund	International Fund	International Fund
	Institutional Plus Shares	Institutional Plus Shares*	Pro Forma
			Combined Fund
			Institutional Plus Shares
Management Fees	0.02%	0.02%	0.02%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.04%	0.04%	0.04%

Total Annual Fund	0.06%	0.06%	0.06%
Operating Expenses

* As of December 19, 2013, the International Fund commenced offering Institutional Plus Shares.

Examples

The following examples are intended to help you compare the cost of investing in Institutional Plus Shares of the Developed Markets Fund, the International Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Developed Markets Fund	$6	$19	$34	$77
Institutional Plus Shares

International Fund	$6	$19	$34	$77
Institutional Plus Shares

International Fund	$6	$19	$34	$77
Pro Forma
Combined Fund
Institutional Plus Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund’s performance. During the most recent fiscal year ended October 31, 2013, the Developed Markets Fund’s portfolio turnover rate was 12%. During the most recent fiscal year ended December 31, 2012, the International Fund’s portfolio turnover rate was 7% and for the most recent fiscal period ended June 30, 2013, the annualized portfolio turnover rate was 15%.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund’s prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the International Fund’s prospectuses attached as Appendix B to this information statement/prospectus.

Investment Objective The investment objectives for the Funds are as follows: Fund Developed Markets Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

International Fund	The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

International Fund (post-Reorganization)	The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Each Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Primary Investment Strategies

The primary investment strategies for each of the Funds are as follows:

Fund Developed Markets Fund

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Index, which includes common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East. The Fund attempts to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The asset-weighted median market capitalization of the Developed Markets Fund’s stock holdings as of October 31, 2013, was $36.3 billion.

International Fund

The International Fund purchases stocks included in the Index. The Fund uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions.

The asset-weighted median market capitalization of the International Fund’s stock holdings as of December 31, 2012, was $35.7 billion.

International Fund (post-Reorganization)

The Fund will employ an indexing investment approach designed to track the performance of the Index. The Fund will attempt to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

As of October 31, 2013, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, Switzerland, and Germany (under which made up approximately 20%, 17%, 9%, 8%, and 8%, respectively of the Index’s market capitalization).

Primary Risks

An investment in a Fund could lose money over short or even long periods. You should expect a Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.

Both Funds are subject to the following risks, which could affect the Funds’ performance:

  Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, a Fund’s benchmark index may at times, can become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
  Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.
  Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Other Investment Policies and Risks

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency. These contracts, however, would not prevent a Fund’s securities from falling in value during foreign market downswings.

Cash Management. Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund receives large cash flows that it cannot prudently invest immediately.

In addition, the International Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

The International Fund may engage, only to a limited extent and only if doing so is considered to be in the best interest of the Fund, in strategies designed to minimize taxable distributions by the Fund or to limit undesirable tax characteristics of the Fund’s assets.

Comparison of Investment Objectives, Investment Strategies and Risks

The Developed Markets Fund and the International Fund currently have different investment objectives. The Developed Markets Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. The International Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The combined Fund will maintain the investment objective of the Developed Markets Fund. There is no guarantee that each Fund will achieve its stated objective.

The Funds have similar investment strategies. While both Funds purchase stocks in the Index, each Fund utilizes a different investment approach. The Developed Markets Fund replicates the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The International Fund uses statistical methods to “sample” the Index, aiming to closely track its investment performance. The combined Fund will continue to utilize the investment strategies of the Developed Markets Fund.

The Funds have identical risks and the combined Fund will continue to have these risks.

Investment Advisor and Portfolio Managers

The Funds have the same investment advisor, Vanguard, and are overseen by the same group within Vanguard, the Equity Investment Group.

The Vanguard Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are different.

The Developed Markets Fund is overseen by:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1997, and has managed the Developed Markets Fund since 2010. Education: B.S.B.A., Shippensburg University.

The International Fund is overseen by:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has managed the International Fund since 2013. Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

After the closing of the Reorganization, Ms. Franquin will be the portfolio manager of the combined Fund.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Comparison of Fundamental Investment Policies

The Funds have identical fundamental investment policies. Both Funds operate as diversified companies under the Investment Company Act of 1940 (the “1940 Act”), meaning that with respect to 75% of its total assets, each Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities. In addition, the Funds have the following other fundamental investment policies:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Industry Concentration – Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities - Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting – Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

INVESTMENT PERFORMANCE OF THE FUNDS

The following section contains information on the performance of each of the Fund’s Share Classes. The International Fund’s Investor and Institutional Plus Share Classes have recently commenced operations and may not show any performance information. The International Fund’s original Investor Shares were renamed Admiral Shares as of the close of business on May 13, 2011 and prior period information are for the Investor Share Class. The International Fund Investor Shares were re-commenced on December 19, 2013. The Developed Markets Fund and the International Fund each changed their benchmark index to the Index from the MSCI EAFE Index as of April 17, 2013 and May 29, 2013, respectively.

Investment Performance of Developed Markets Fund: Investor Shares / Admiral Shares

The following bar chart and table are intended to help you understand the risks of investing in the Developed Markets Fund. The bar chart shows how the performance of the Developed Markets Fund’s Investor Share Class has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Developed Markets Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Developed Markets Fund. MSCI EAFE Index returns are adjusted for withholding taxes. Keep in mind that the Developed Markets Fund’s past performance (before and after taxes) does not indicate how the Developed Markets Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns —Developed Markets Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2013, was 15.38%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.11% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Developed Markets Index Fund Investor Shares
Return Before Taxes	18.83%	–3.33%	8.37%
Return After Taxes on Distributions	18.15	–3.88	7.81
Return After Taxes on Distributions and Sale of Fund Shares	12.95	–2.95	7.26
MSCI EAFE Index
(reflects no deduction for fees or expenses)	17.32%	–3.69%	8.21%

		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Developed Markets Index Fund Admiral Shares
Return Before Taxes	18.91%	15.94%
MSCI EAFE Index
(reflects no deduction for fees or expenses)	17.32%	14.56%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each Share Class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned

Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of International Fund: Admiral Shares

The following bar chart and table are intended to help you understand the risks of investing in the International Fund. The bar chart shows how the performance of the International Fund’s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of a relevant market index, which have investment characteristics similar to those of the International Fund. The International Fund’s Investor Shares have recently commenced operations. Performance based on net asset value for the Investor Shares would be substantially similar because both classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two Share Classes differ, MSCI EAFE Index returns are adjusted for withholding taxes. Keep in mind that the International Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

The year-to-date return as of the most recent calendar quarter ended, which September 30, 2013 was 15.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.41% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.03% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Tax-Managed International Fund Admiral Shares
Return Before Taxes	18.56%	–3.27%	8.45%
Return After Taxes on Distributions	18.18	–3.54	8.20
Return After Taxes on Distributions and Sale of Fund Shares	12.90	–2.66	7.62
MSCI EAFE Index
(reflects no deduction for fees or expenses)	17.32%	–3.69%	8.21%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of Developed Markets Fund: Institutional Shares / Institutional Plus Shares

The following bar chart and table are intended to help you understand the risks of investing in the Developed Markets Fund. The bar chart shows how the performance of the Developed Markets Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. Returns shown in the bar chart beginning in 2011 reflect the Institutional Shares’ performance, and returns prior to 2010 reflect the performance of the Developed Markets Fund’s Investor Shares. The return shown for 2010 is a blend of the performance of the Developed Market Fund’s Investor Shares for the period prior to the inception date of the Institutional Shares—January 22, 2010—and the performance of the Institutional Shares thereafter. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Developed Markets Fund. The one-year returns shown in the table for the Institutional Shares reflect the Institutional Shares’ historical returns. All other Institutional Shares’ returns in the table are a blend of the historical performance of the Institutional Shares and the Fund’s Investor Shares (for periods prior to the inception date of the Institutional Shares). MSCI EAFE Index returns are adjusted for withholding taxes. Keep in mind that the Developed Markets Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Developed Markets Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2013, was 15.51%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.08% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Developed Markets Index Fund Institutional Shares
Return Before Taxes	19.00%	–3.25%	8.41%
Return After Taxes on Distributions	18.29	–3.81	7.85
Return After Taxes on Distributions and Sale of Fund Shares	13.09	–2.88	7.30
MSCI EAFE Index
(reflects no deduction for fees or expenses)	17.32%	–3.69%	8.21%

		Since
		Inception
		(Dec. 2,
	1 Year	2010)
Vanguard Developed Markets Index Fund Institutional Plus Shares
Return Before Taxes	18.96%	3.68%
MSCI EAFE Index
(reflects no deduction for fees or expenses)	17.32%	3.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of International Fund: Institutional Shares

The following bar chart and table are intended to help you understand the risks of investing in the International Fund. The bar chart shows how the performance of the International Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index, which has investment characteristics similar to those of the International Fund. The Fund’s Institutional Plus Shares have not yet begun operations. Performance based on net asset value for the Institutional Plus Shares would be substantially similar because both classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two share classes differ. MSCI EAFE Index returns are adjusted for withholding taxes. Keep in mind that the International Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

The year-to-date return as of the most recent calendar quarter ended, which September 30, 2013 was 15.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.37% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.02% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Tax-Managed International Fund Institutional Shares
Return Before Taxes	18.70%	–3.21%	8.53%
Return After Taxes on Distributions	18.31	–3.48	8.27
Return After Taxes on Distributions and Sale of Fund Shares	12.99	–2.61	7.69
MSCI EAFE Index
(reflects no deduction for fees or expenses)	17.32%	–3.69%	8.21%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value (“NAV”), is calculated each business day as of the close of regular trading on the New York Stock Exchange (or “Exchange”), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem Shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a Fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a Fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a Fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A Fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the Board of Trustees. When fair-value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption,	Developed Markets
and	Fund	International Fund
Exchange Features	Investor Shares	Investor Shares

Minimum initial purchase	$3,000	$3,000
amount

Additional investment
purchase amount	Generally $100	Generally $100
(other than by
	Automatic	(other than by Automatic
	Investment Plan,	Investment Plan, which
	which has no	has no established
	established minimum)	minimum)

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Yes, through
Free Exchange Privileges	Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Purchase, Redemption,	Developed Markets
and	Fund	International Fund
Exchange Features	Admiral Shares	Admiral Shares

Minimum initial purchase	$10,000	$10,000
amount

Additional investment
purchase amount	Generally $100	Generally $100
(other than by
	Automatic	(other than by Automatic
	Investment Plan,	Investment Plan, which
	which has no	has no established
	established minimum)	minimum)

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Yes, through
Free Exchange Privileges	Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Purchase, Redemption,	Developed Markets
and Exchange Features	Fund	International Fund
	Institutional Shares	Institutional Shares

Minimum initial purchase	$5 million	$5 million
amount

Additional investment
purchase amount	Generally $100	Generally $100
(other than by
	Automatic	(other than by Automatic
	Investment Plan,	Investment Plan, which
	which has no	has no established
	established minimum)	minimum)

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Yes, through
Free Exchange Privileges	Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Purchase, Redemption,	Developed Markets	International Fund
and Exchange Features	Fund	Institutional Plus Shares
Institutional Plus
Shares

Minimum initial purchase	$100 million	$100 million
amount

Additional investment
purchase amount	Generally $100	Generally $100
(other than by
	Automatic	(other than by Automatic
	Investment Plan,	Investment Plan, which
	which has no	has no established
	established minimum)	minimum)

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Yes, through
Free Exchange Privileges	Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by	application, by telephone,
	telephone, or by mail	or by mail

Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (“NAV”) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (“NYSE”) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you designated for withdrawal of funds from your bank account. Your bank account generally will be debited on the business day after your trade date. If the date you designated for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

If your purchase request is not accurate and complete, it may be rejected.

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares and Admiral Shares. To open and maintain an account: Investor Shares—$3,000; Admiral Shares—$10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of a Fund. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Account Minimums for Institutional Shares and Institutional Plus Shares. To open and maintain an account: Institutional Shares—$5 million; Institutional Plus Shares—$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun.

Please be careful when placing a purchase request.

Converting Shares

The International Fund and the Developed Markets Fund also offer an Admiral™ Share class. When a conversion occurs, you receive shares of one class in place of shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in a Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in a Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the International Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of a Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

  Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
  Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
  For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisor do not pay financial intermediaries for sales of its shares.

Advisory Arrangements

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of November 30, 2013, Vanguard served as advisor for approximately $2.1 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the most recent fiscal year ended for both Funds, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the Board of Trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal periods ended April 30 and June 30, respectively.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

  Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
  Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
  Any dividend or short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by a Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Although the International Fund seeks to minimize distributions of taxable capital gains, it may not always achieve this goal. Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

This information statement/prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund’s costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit

Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts

(including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.
  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

  Purchases of shares with participant payroll or employer contributions or loan repayments.
  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

Financial Highlights (Admiral Shares)

The following financial highlights table is intended to help you understand the International Fund’s Admiral Shares financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The International Fund’s Investor Shares have recently commenced operations and therefore have no financial performance to report. The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the International Fund’s financial statements—are included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

International Fund Admiral Shares

	Six Months			Year Ended December 31,
	Ended
For a Share Outstanding Throughout	June 30,
Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.26	$9.79	$11.58	$10.95	$8.74	$15.40
Investment Operations
Net Investment Income	.238	.332	.342	.278	.277[1]	.290
Net Realized and Unrealized Gain (Loss)
on Investments	.159	1.474	(1.794)	.634	2.190	(6.661)
Total from Investment Operations	.397	1.806	(1.452)	.912	2.467	(6.371)
Distributions
Dividends from Net Investment Income	(.227)	(.336)	(.338)	(.282)	(.257)	(.289)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.227)	(.336)	(.338)	(.282)	(.257)	(.289)
Net Asset Value, End of Period	$11.43	$11.26	$9.79	$11.58	$10.95	$8.74
Total Return[2]	3.53%	18.56%	–12.51%	8.36%	28.27% –41.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,560	$1,425	$1,229	$1,476	$1,409	$1,131
Ratio of Total Expenses to Average
Net Assets	0.09%	0.10%	0.12%	0.18%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.25%	3.40%	3.31%	2.70%	2.87%	3.47%
Portfolio Turnover Rate[3]	15%	7%	5%	6%	9%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. Investor Shares were renamed Admiral Shares as of the close of business on May 13, 2011. Prior periods’ Financial Highlights are for the Investor Share Class.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Financial Highlights (Institutional Shares)

The following financial highlights table is intended to help you understand the International Fund’s Institutional Shares financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). The International Fund’s Institutional Plus Shares have not yet begun operations and therefore have no financial performance to report. The information for the six-month period ended June 30, 2013, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2012, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the International Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

International Fund Institutional Shares
	Six Months			Year Ended December 31,
	Ended
	June 30,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$9.79	$11.60	$10.96	$8.74	$15.41
Investment Operations
Net Investment Income	.240	.336	.347	.289	.288[1]	.296
Net Realized and Unrealized Gain (Loss)
on Investments	.158	1.483	(1.813)	.644	2.197	(6.671)
Total from Investment Operations	.398	1.819	(1.466)	.933	2.485	(6.375)
Distributions
Dividends from Net Investment Income	(.228)	(.339)	(.344)	(.293)	(.265)	(.295)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.228)	(.339)	(.344)	(.293)	(.265)	(.295)
Net Asset Value, End of Period	$11.44	$11.27	$9.79	$11.60	$10.96	$8.74
Total Return[2]	3.54%	18.70%	–12.62%	8.55%	28.48% –41.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$319	$332	$294	$253	$219	$242
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.08%	0.08%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.27%	3.43%	3.35%	2.80%	2.97%	3.53%
Portfolio Turnover Rate[3]	15%	7%	5%	6%	9%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Information About the Reorganization

At a meeting on September 26, 2013, the Board of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). The Vanguard Tax-Managed Funds® (the “Tax-Managed Trust”), the legal entity to which the International Fund belongs, and the Vanguard STAR® Funds (the “STAR Trust”), the legal entity to which the Developed Markets Fund belongs, have entered into an Agreement and Plan, by and between the Developed Markets Fund and the International Fund.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

  First, the Developed Markets Fund will transfer substantially all of its assets and liabilities to the International Fund.
  Second, and simultaneously with step one, the International Fund will open an account for each Developed Markets Fund shareholder, crediting it with an amount of Investor, Admiral, Institutional and Institutional Plus Shares of the International Fund equal in value to the Investor, Admiral, Institutional and Institutional Plus Shares, respectively, of the Developed Markets Fund, as appropriate, owned by such holder at the time of the Reorganization.
  Third, the Developed Markets Fund will be liquidated promptly and terminated as a series of the STAR Trust.

Until the closing date of the Reorganization, shareholders of the Developed Markets Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of shares of the International Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Developed Markets Fund will be closed for any investment, which will assist in the processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished on or about the close of business on April 4, 2014.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. This means that none of the parties involved – the Developed Markets Fund, the International Fund, or their respective shareholders – will recognize a gain or loss directly as a result of the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan.

• Final distribution. Prior to the Reorganization, the Developed Markets Fund will distribute any remaining undistributed net income and/or realized capital gains. These distributions generally will be taxable to you.

• Payments of distributions. Following the Reorganization, International Fund shareholders (including former shareholders of the Developed Markets Fund) will participate fully in any distributions made for the Investor, Admiral, Institutional, and Institutional Plus Shares of the International Fund. These distributions generally will be taxable to you.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Developed Markets Fund and the International Fund. Vanguard will provide to you certain cost basis information in connection with the Reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com a short time after the Reorganization.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2013, the Developed Markets Fund had capital loss carryforwards of approximately $1,350,390,000 (or 8% of the Fund’s net assets) available to offset future net capital gains; these carryforwards are due to expire in 2016 through 2018. At December 31, 2013, the International Fund had capital loss carryforwards of approximately [$ ] (or [ ]% of the Fund’s net assets) available to offset future net capital gains; a portion of these carryforwards are due to expire in 2016 through 2017 and a portion are permitted to be carried forward indefinitely until they are used, but must be used before any expiring loss carryforwards.

Should the Developed Markets Fund or International Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Developed Markets Fund’s and/or the International Fund’s capital loss carryforwards, including in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Developed Markets Fund and/or the International Fund; (2) assuming the Developed Markets Fund remains the smaller of the two Funds at the time of the Reorganization, the amount of Developed Markets Fund’s carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Developed Markets Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Developed Markets Fund that had unrealized appreciation at the time of the Reorganization; (3) any gains recognized after the Reorganization that are attributable to appreciation in the Developed Markets Fund’s and/or the International Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund for five years following the Reorganization; and (4) the expiration date of the Developed Markets Fund’s carryforwards would be accelerated by one taxable year; for example, Developed Markets Fund’s carryforwards currently due to expire in its taxable year ending October 31, 2016 would instead expire in the combined Fund’s taxable year ending December 31, 2015.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately April 4, 2014. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Funds may restructure their respective portfolios in anticipation of the Reorganization. Any type of restructuring done by either Fund prior to the closing of the Reorganization may incur potential transaction costs, which will be borne by the shareholders of the respective Fund. The International Fund expects to make pre-Reorganization realignments, which are not expected to generate significant tax costs for the Developed Markets Fund’s shareholders after the closing of the Reorganization. To the extent Developed Markets Fund recognizes net capital gains as a result of a pre-Reorganization restructuring, these gains will be distributed to Developed Markets Fund shareholders prior to the Reorganization, and any such distributions generally will be taxable to shareholders. We expect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Expenses of the Reorganization. The Developed Markets Fund will bear the expenses incurred in the Reorganization, which is expected to be a total of $37,938. These expenses include the cost of the printing and mailing of this information statement, and audit fees.

Why We Want to Reorganize Your Funds.

The purpose of the Reorganization is to combine the Developed Markets Fund with and into the International Fund. The International Fund utilizes the same Index, has similar investment strategies, and identical primary risks of the Developed Markets Fund. After the closing of the Reorganization, the combined Fund will have an investment objective and investment strategies as the Developed Markets Fund. The Reorganization has been proposed to consolidate the assets of the Funds in order to simplify the Vanguard fund lineup and create a larger combined Fund, which we anticipate over time, will achieve economies of scale. The proposed reorganization offers Developed Markets Fund shareholders an opportunity to merge and form a larger fund that has similar investment strategies, utilizes the same underlying index, with identical expense ratios and comparable performance.

First, the Developed Markets Fund’s shareholders would benefit from the International Fund’s ETF Share class. The International Fund was created for investors seeking a tax-efficient investment return consisting of long-term capital appreciation, with a focus on the equity segments of developed markets outside North America. The Fund’s ETF Share Class, which seeks to minimize the Fund’s capital gains. Shareholders may be able to benefit from the ETF Share Class, while retaining exposure to the same Index.

Next, consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one Fund with similar characteristics. Currently, both Funds seek to track the same Index, and have similar strategies and identical risks. The Funds focus on the same market segment, by investing in equities of companies located in developed markets outside of North America.

Finally, the shareholders of the Funds would benefit from economies of scale of a larger, combined Fund. Shareholders would benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined Fund, which we anticipate over time, will achieve economies of scale. We would also like to note that the total annual fund operating expenses for the Investor, Admiral, Institutional, and Institutional Plus Share Classes of the International Fund are identical to the total annual fund operating expenses of the equivalent Share Classes of the Developed Markets Fund.

As a result of this Reorganization, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

Your Board of Trustees believes that it is in shareholders’ best interests to reorganize the Developed Markets Fund with and into the International Fund, which will issue Investor, Admiral, Institutional, and Institutional Plus Shares of the International Fund to shareholders of the Developed Markets Fund. After the Reorganization, you will be a shareholder of the International Fund, and the Developed Markets Fund, which will have no remaining assets, will be dissolved.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The STAR Trust and Tax-Managed Trust (the “Trusts”) are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of each Fund have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Vanguard funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds’ Service Agreement provides that each member fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

Comparing Capital Contributions. As of October 31, 2013, the International Fund had contributed $2,179,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.87% of Vanguard’s capitalization. The International Fund’s capital investment in Vanguard would have been $4,110,000 representing 0.01% of the combined Fund’s net assets and 1.64% of Vanguard’s capital overall, if the Funds had been combined as of October 31, 2013.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of October 31, 2013, and the capitalization of the International Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of shares of the Developed Markets Fund’s Investor, Admiral, Institutional and Institutional Plus Shares that would be exchanged for the Investor, Admiral, Institutional and Institutional Plus Shares of the International Fund, respectively, if the Reorganization had been consummated on October 31, 2013. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs. After the Reorganization, the International Fund will be renamed the Developed Markets Index Fund.

Capitalization Table

(unaudited)

	Developed Markets Fund	International Fund	Total	Pro Forma Combined
	Investor Shares	Investor Shares	Pro Forma	International Fund
			Adjustments	Investor Shares

Total Net	$1,734,768,326	-	($11,971)	$1,734,756,355
Assets

Total Number
of Shares	149,461,146	-	24,015,687	173,476,833
Outstanding

NAV Per	$11.61	$10.00	-	$10.00(a)
Share

Capitalization Table

(unaudited)

	Developed Markets Fund	International Fund	Total	Pro Forma Combined
	Admiral Shares	Admiral Shares	Pro Forma	International Fund
			Adjustments	Admiral Shares

Total Net	$3,064,423,598	$1,897,158,118	($11,856)	$4,961,569,860
Assets

Total Number
of Shares	91,708,231	144,642,609	141,928,713	378,279,553
Outstanding

NAV Per	$33.41	$13.12	-	$13.12
Share

Capitalization Table

(unaudited)

	Developed Markets Fund	International Fund	Total	Pro Forma Combined
	Institutional Shares	Institutional Shares	Pro Forma	International Fund
			Adjustments	Institutional Shares
Total Net
Assets	$7,370,711,694	$373,581,813	($4,344)	$7,744,289,163

Total Number
of Shares	639,667,881	28,451,314	(78,327,825)	589,791,370
Outstanding

NAV Per	$11.52	$13.13	-	$13.13
Share

Capitalization Table

(unaudited)

	Developed Markets Fund	International Fund	Total	Pro Forma Combined
	Institutional Plus Shares	Institutional Plus	Pro Forma	International Fund
		Shares	Adjustments	Institutional Plus
				Shares

Total Net	$4,803,537,039	-	($9,766)	$4,803,527,273
Assets

Total Number
of Shares	40,010,843	-	200,166,009	240,176,852
Outstanding

NAV Per	$120.06	$20.00	-	$20.00(a)
Share

(a)	Investor and Institutional Plus Share Classes were added to the International Fund on December 19, 2013. Their initial NAVs were used to estimate the change to the shares outstanding.

GENERAL INFORMATION

This section provides information on a number of topics relating to the information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Developed Markets Fund and the International Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders. As of January 31, 2014, the Developed Markets Fund had approximately $[_______________] in net assets and [_____________ ] outstanding shares. As of the same date, the officers and trustees of the STAR Trust, as a group, owned less than 1% of the outstanding shares of the Developed Markets Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Developed Markets Fund:

Percentage of Outstanding Shares

Record Owner

Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the Developed Markets Fund:

Percentage of Outstanding Shares

Record Owner

Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Institutional Shares of the Developed Markets Fund:

Percentage of Outstanding Shares

Record Owner

Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Institutional Plus Shares of the Developed Markets Fund:

Percentage of Outstanding Shares

Record Owner

Owned

As of January 31, 2014, the International Fund had approximately $[_____________] in net assets and [_________________] outstanding shares. As of the same date, the officers and trustees of the Tax-Managed Trust as a group, owned less than 1% of the outstanding shares of the International Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the outstanding Investor Shares of the International Fund:

Percentage of Outstanding Shares
Record Owner	Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the International Fund:

Percentage of Outstanding Shares
Record Owner	Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Institutional Shares of the International Fund:

Percentage of Outstanding Shares
Record Owner	Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Institutional Plus Shares of the International Fund:

Percentage of Outstanding Shares

Record Owner

Owned

The percentage of the Investor, Admiral, Institutional, and Institutional Plus Shares of the Developed Markets Fund that would be owned by the above named shareholders upon completion of the Reorganization is expected to be lower, as would the aggregate percentage of the International Fund, due to the combination of the Funds.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the above tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The Tax-Managed Trust and STAR Trust are subject to the informational requirements of the 1933 Act, Securities Exchange Act of 1934, and the 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the International Fund and the Developed Markets Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, 2014, by and between Vanguard Tax-Managed Funds (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Tax-Managed International Fund (the “Acquiring Fund”) and Vanguard STAR Funds (the “Acquired Fund Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Developed Markets Index Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Fund own securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act; WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code; WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable; WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund; NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares of its Investor Class, Admiral Class, Institutional Class and Institutional Plus Class (the “Acquiring Fund Classes”), including fractional Acquiring Fund Shares (rounded to the third decimal place), determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund

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computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one share of the corresponding Acquiring Fund Class computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. For the purposes of this Agreement, the Investor Class shares of the Acquired Fund correspond to the Investor Class shares of the Acquiring Fund; the Admiral Class shares of the Acquired Fund correspond to the Admiral Class shares of the Acquiring Fund; the Institutional Class shares of the Acquired Fund correspond to the Institutional Class shares of the Acquiring Fund; the Institutional Plus Class shares of the Acquired Fund correspond to the Institutional Plus Class shares of the Acquiring Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund’s shares) of the Acquired Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund’s Shareholders”), the Acquiring Fund Shares of the Acquiring Fund Classes received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the Acquiring Fund Classes then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2.	VALUATION
2.1. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation

0305937, v0.4

Date”), using the valuation procedures set forth in the Acquired Funds’ Declaration of Trust and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and then-current prospectus or statement of additional information.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3.	CLOSING AND CLOSING DATE
3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be April 4, 2014, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. The Acquired Fund shall direct the Custodian for the Acquired Fund (the “Acquired Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund’s shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

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     3.5. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the “Acquiring Fund Custodian”) of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

     3.6. The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES
4.1. The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

     4.2. The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3.	The Acquired Fund represents and warrants to the Acquiring Fund that (i) the financial statements of the

Acquired Fund as of[ ], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquired Fund for[ ], once available, will have been prepared in accordance with GAAP consistently applied by the Acquired Fund, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [ ], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

0305937, v0.4

     4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Funds for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

     4.6. The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7. The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     4.8. The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.9. The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.10. The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

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     4.11. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.

     4.12. The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.13. The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, statement of additional information and shareholder report of the Acquiring Fund and each prospectus, statement of additional information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.14. The Acquiring Fund represents and warrants to the Acquired Fund that (i) the financial statements of the Acquiring Fund as of[ ], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquiring Fund for the [ ]once available, will have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

0305937, v0.4

     4.17. The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.18. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.19. The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.20. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund’s Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     4.21. The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3. The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

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     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE

ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     6.1. The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

     6.2. The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

     6.4. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

     6.5. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     6.6. The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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     6.7 The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that based upon certain facts, assumptions, and representations: 6.7.1. The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.7.2. Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Funds except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.7.3. Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Funds in the Reorganization.

     6.7.4. Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund in exchange solely for Acquiring Fund Shares.

     6.7.5. The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Funds immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund’s taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

     6.7.6. Acquiring Fund’s holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

     6.7.7. The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

     6.7.8. The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Funds’ Shareholder in exchange therefor.

     6.7.9. An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

     6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Funds described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.8. All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.9. The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

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7.	BROKERAGE FEES AND EXPENSES
7.1. The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date: (a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4. All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

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     11.5. All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

     11.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD TAX-MANAGED FUNDS, ON BEHALF OF VANGUARD TAX-MANAGED INTERNATIONAL FUND

Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

ATTEST	VANGUARD STAR FUNDS, ON BEHALF OF VANGUARD DEVELOPED MARKETS INDEX FUND

Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

APPENDIX B

[INTERNATIONAL FUND PROSPECTUSES TO COME]

COMBINED INFORMATION STATEMENT/PROSPECTUS]

TABLE OF CONTENTS

INTRODUCTION
Proposal Summary	COVER

OVERVIEW

The Proposed Reorganization

Investment Objectives, Strategies, and Risks of Each Fund Investment Advisor Service Arrangements Purchase, Redemption, Exchange, and Conversion Information Distribution Schedules

Tax-Free Reorganization Fees and Expenses Portfolio Turnover

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Investment Objective Primary Investment Strategies Primary Risks Other Investment Policies and Risks

Comparison of Investment Objectives, Investment Strategies and Risks Investment Advisor and Portfolio Managers Comparison of Fundamental Investment Restrictions Investment Performance of the Funds Share Price Purchases, Redemptions and Exchanges of Fund Shares; Other

Shareholder Information

Payments to Financial Intermediaries Advisory Arrangements Dividends, Capital Gains, and Taxes

Frequent-Trading Limitations

x x x x x x x x x x x x x x x x x x x x x x x x

Financial Highlights	x
Information About the Reorganization	x

ADDITIONAL INFORMATION ABOUT THE FUNDS Form of Organization Trustees	x x x

Voting Rights Independent Auditor Service Agreements GENERAL INFORMATION Annual/Semiannual Reports Principal Shareholders Other Matters Obtaining Information From the SEC APPENDIX A	x x x x x x x x

AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTERNATIONAL FUND PROSPECTUSES

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Developed Markets Fund
A Series of Vanguard STAR® Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard Tax-Managed International Fund
A Series of Vanguard World Fund
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is [________], 2014

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Information Statement and Prospectus dated [________], 2014 for use in connection with the Reorganization of Vanguard Developed Markets Index Fund (“Developed Markets Fund”) and Vanguard Tax-Managed International Fund (“International Fund,” collectively with the Developed Markets Fund, the “Funds”). A copy of the Information Statement and Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed Reorganization of the Developed Markets Fund with and into the International Fund. The SAI consists of this cover page, the pro forma financial information on the following pages and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Developed Markets Fund’’ prospectus dated August 12, 2013, as supplemented (Accession Number 0000932471-13-007600);

(2) The Statement of Additional Information for the Developed Markets Fund dated February 28, 2013, revised August 12, 2013 as supplemented (Accession Number 0000932471-13-007600);

(3) The Statement of Additional Information for the International Fund dated July 29, 2013, revised December 19, 2013, as supplemented (Accession Number 0000932471-13-008585);

(4) Audited financial statements for the Developed Markets Fund for the year ended October 31, 2013 (Accession Number 0000932471-13-008840);

(5) Audited financial statements for the International Fund for the year ended December 31, 2012 (Accession Number 0000932471-13-005780);

(6) Unaudited financial statements for the International Fund for the period ended June 30, 2013 (Accession Number 0000932471-13-007823); and

(7) Pro Forma Financial Information.

Developed Markets Index Fund

Financial Statements from Annual Shareholder Report as of October 31, 2013

Statement of Net Assets—Investments Summary

As of October 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Australia
Commonwealth Bank of Australia	1,930,883	139,029	0.8%
BHP Billiton Ltd.	3,850,749	136,137	0.8%
Westpac Banking Corp.	3,695,746	119,991	0.7%
Australia & New Zealand Banking Group Ltd.	3,258,936	104,287	0.6%
National Australia Bank Ltd.	2,756,478	92,124	0.6%
Australia—Other †		736,123	4.3%
		1,327,691	7.8%

Austria †		45,932	0.3%

Belgium
Anheuser-Busch InBev NV	957,086	99,215	0.6%
Belgium—Other †		81,011	0.5%
		180,226	1.1%
Denmark
Novo Nordisk A/S Class B	467,491	77,862	0.5%
Denmark—Other †		106,036	0.6%
		183,898	1.1%

Finland †		138,122	0.8%

France
Total SA	2,437,487	149,548	0.9%
Sanofi	1,373,379	146,435	0.9%
BNP Paribas SA	1,171,836	86,450	0.5%
France—Other †		1,143,209	6.7%

1,525,642

9.0%

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Germany
Bayer AG	992,267	123,094	0.7%
Siemens AG	951,191	121,555	0.7%
BASF SE	1,107,674	114,993	0.7%
Allianz SE	546,319	91,729	0.6%
Daimler AG	1,117,677	91,510	0.5%
SAP AG	1,072,478	83,924	0.5%
Kabel Deutschland Holding AG	20,473	2,570	0.0%
Germany—Other †		760,688	4.5%
		1,390,063	8.2%

Greece †		4,817	0.0%

Hong Kong
AIA Group Ltd.	14,451,571	73,383	0.4%
Hang Seng Bank Ltd.	917,490	15,292	0.1%
Hong Kong—Other †		482,053	2.9%
		570,728	3.4%

Ireland †		40,275	0.2%

Israel
Osem Investments Ltd.	46,109	1,017	0.0%
Israel—Other †		81,122	0.5%
		82,139	0.5%
Italy
Eni SPA	2,955,717	75,037	0.4%
Italy—Other †		287,654	1.7%
		362,691	2.1%
Japan
Toyota Motor Corp.	3,178,498	206,088	1.2%
Mitsubishi UFJ Financial Group Inc.	16,976,819	108,113	0.7%
Honda Motor Co. Ltd.	2,151,796	85,927	0.5%
SoftBank Corp.	1,129,491	84,349	0.5%
Sumitomo Mitsui Financial Group Inc.	1,611,855	77,910	0.5%
Chugai Pharmaceutical Co. Ltd.	267,113	6,276	0.0%
Daihatsu Motor Co. Ltd.	250,604	4,866	0.0%
Hino Motors Ltd.	324,537	4,586	0.0%
Japan—Other †		2,988,517	17.6%
		3,566,632	21.0%
Netherlands
Unilever NV	1,887,649	74,837	0.4%
Netherlands—Other †		371,902	2.2%
		446,739	2.6%

New Zealand †		26,433	0.2%

Norway †		126,385	0.7%

Portugal †		26,113	0.2%

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Singapore †		251,316	1.5%

South Korea
Samsung Electronics Co. Ltd.	128,746	177,548	1.0%
South Korea—Other †		553,042	3.3%
		730,590	4.3%
Spain
* Banco Santander SA	13,261,542	117,568	0.7%
^,* Telefonica SA	4,701,365	82,741	0.5%
Banco Bilbao Vizcaya Argentaria SA	6,813,695	79,631	0.5%
Spain—Other †		241,550	1.4%
		521,490	3.1%

Sweden †		491,234	2.9%

Switzerland
Nestle SA	3,869,515	279,317	1.6%
Roche Holding AG	843,065	233,137	1.4%
Novartis AG	2,794,263	216,898	1.3%
UBS AG	4,206,629	81,361	0.5%
ABB Ltd.	2,777,462	70,763	0.4%
* Cie Financiere Richemont SA	597,159	61,059	0.3%
Switzerland—Other †		473,648	2.8%
		1,416,183	8.3%
United Kingdom
HSBC Holdings plc	22,347,877	244,965	1.4%
Vodafone Group plc	55,923,415	204,836	1.2%
BP plc	22,611,367	175,525	1.0%
GlaxoSmithKline plc	5,910,347	155,812	0.9%
British American Tobacco plc	2,302,133	127,015	0.7%
Royal Dutch Shell plc Class A	3,710,079	123,565	0.7%
Royal Dutch Shell plc Class B	3,017,642	104,472	0.6%
Diageo plc	3,022,234	96,342	0.6%
BG Group plc	4,083,679	83,306	0.5%
Barclays plc	19,289,509	81,161	0.5%
AstraZeneca plc	1,496,827	79,243	0.5%
BHP Billiton plc	2,534,285	78,205	0.5%
Rio Tinto plc	1,497,042	75,751	0.4%
* Lloyds Banking Group plc	58,027,813	71,769	0.4%
Glencore Xstrata plc	11,541,148	62,810	0.4%
Prudential plc	3,061,754	62,616	0.4%
Royal Dutch Shell plc Class A (Amsterdam Shares)	847,181	28,220	0.2%
Vodafone Group plc ADR	251,879	9,274	0.1%
United Kingdom—Other †		1,536,667	9.0%
		3,401,554	20.0%
Total Common Stocks (Cost $13,600,953)		16,856,893	99.3%[1]

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.120%	247,463,743	247,464	1.4%

4 U.S. Government and Agency Obligations †			11,998	0.1%
Total Temporary Cash Investments (Cost
$259,463)			259,462	1.5%[1]
Total Investments (Cost $13,860,416)			17,116,355	100.8%
Other Assets and Liabilities
Other Assets			62,093	0.4%
Liabilities[3]			(205,007)	(1.2%)
			(142,914)	(0.8%)
Net Assets			16,973,441	100.0%

At October 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				14,725,080
Undistributed Net Investment Income				341,209
Accumulated Net Realized Losses				(1,355,798)
Unrealized Appreciation (Depreciation)
Investment Securities				3,255,939
Futures Contracts				5,484
Forward Currency Contracts				1,055
Foreign Currencies				472
Net Assets				16,973,441

Investor Shares—Net Assets
Applicable to 149,461,146 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,734,768
Net Asset Value Per Share—Investor Shares				$11.61

Admiral Shares—Net Assets
Applicable to 91,708,231 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,064,424
Net Asset Value Per Share—Admiral Shares				$33.41

Amount
($000)
Institutional Shares—Net Assets
Applicable to 639,667,881 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,370,712
Net Asset Value Per Share—Institutional Shares	$11.52

Institutional Plus Shares—Net Assets
Applicable to 40,010,843 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,803,537
Net Asset Value Per Share—Institutional Plus Shares	$120.06

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $96,158,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by
Vanguard. Rate shown is the 7-day yield.
3 Includes $159,663,000 of collateral received for securities on loan.
4 Securities with a value of $9,598,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets Index Fund
Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1]	416,416
Interest[2]	132
Securities Lending	7,196
Total Income	423,744
Expenses
The Vanguard Group—Note B
Investment Advisory Services	811
Management and Administrative—Investor Shares	2,562
Management and Administrative—Admiral Shares	1,098
Management and Administrative—Institutional Shares	1,511
Management and Administrative—Institutional Plus Shares	693
Marketing and Distribution—Investor Shares	434
Marketing and Distribution—Admiral Shares	416
Marketing and Distribution—Institutional Shares	1,520
Marketing and Distribution—Institutional Plus Shares	840
Custodian Fees	2,009
Auditing Fees	46
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—Admiral Shares	8
Shareholders’ Reports—Institutional Shares	5
Shareholders’ Reports—Institutional Plus Shares	18
Trustees’ Fees and Expenses	15
Total Expenses	12,001
Net Investment Income	411,743
Realized Net Gain (Loss)
Investment Securities Sold	499,027
Futures Contracts	17,685
Foreign Currencies and Forward Currency Contracts	(2,908)
Realized Net Gain (Loss)	513,804
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,402,995
Futures Contracts	5,335
Foreign Currencies and Forward Currency Contracts	2,008
Change in Unrealized Appreciation (Depreciation)	2,410,338
Net Increase (Decrease) in Net Assets Resulting from Operations	3,335,885

1 Dividends are net of foreign withholding taxes of $18,409,000.
2 Interest income from an affiliated company of the fund was $121,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	411,743	411,618
Realized Net Gain (Loss)	513,804	127,741
Change in Unrealized Appreciation (Depreciation)	2,410,338	141,625
Net Increase (Decrease) in Net Assets Resulting from Operations	3,335,885	680,984
Distributions
Net Investment Income
Investor Shares	(53,421)	(73,158)
Admiral Shares	(58,825)	(29,505)
Institutional Shares	(194,492)	(173,504)
Institutional Plus Shares	(130,170)	(93,878)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(436,908)	(370,045)
Capital Share Transactions
Investor Shares	(149,045)	(1,439,130)
Admiral Shares	1,120,099	1,337,972
Institutional Shares	556,348	516,459
Institutional Plus Shares	719,028	410,044
Net Increase (Decrease) from Capital Share Transactions	2,246,430	825,345
Total Increase (Decrease)	5,145,407	1,136,284
Net Assets
Beginning of Period	11,828,034	10,691,750
End of Period[1]	16,973,441	11,828,034

1 Net Assets—End of Period includes undistributed net investment income of $341,209,000 and $349,595,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.49	$9.25	$10.06	$9.26	$7.79
Investment Operations
Net Investment Income	.278	.320	.317	.265[1]	.452[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.180	.228	(.846)	.644	1.416
Total from Investment Operations	2.458	.548	(.529)	.909	1.868
Distributions
Dividends from Net Investment Income	(.338)	(.308)	(.281)	(.109)	(.398)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.338)	(.308)	(.281)	(.109)	(.398)
Net Asset Value, End of Period	$11.61	$9.49	$9.25	$10.06	$9.26

Total Return[3]	26.59%	6.33%	-5.46%	9.87%	25.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,735	$1,543	$2,976	$3,198	$2,936
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.10%
Acquired Fund Fees and Expenses	—	—	—	—	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.83%	3.60%	3.30%	3.09%	5.93%[2]
Portfolio Turnover Rate	12%[4]	8%[4]	5%[4]	13%	14%[5]

1 Calculated based on average shares outstanding

2 Net investment income per share and the ratio of net investment income to average net assets include $.400 and 5.19%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the fund’s equity investments are solely in common stocks.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the fund’s investment policy to invest directly in individual stocks and reduce the fund’s investment in Vanguard mutual funds.

See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights
Admiral Shares
			Sept. 27,
		Year Ended	2011[1] to
		October 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$27.31	$26.63	$25.00
Investment Operations
Net Investment Income	.841	.925	.068
Net Realized and Unrealized Gain (Loss) on Investments	6.267	.652	1.562
Total from Investment Operations	7.108	1.577	1.630
Distributions
Dividends from Net Investment Income	(1.008)	(.897)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.008)	(.897)	—
Net Asset Value, End of Period	$33.41	$27.31	$26.63

Total Return[2]	26.75%	6.33%	6.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,064	$1,494	$73
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	2.94%	3.70%	3.38%[3]
Portfolio Turnover Rate[4]	12%	8%	5%

1	Inception.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Institutional Shares
				Jan. 22,
				2010[1] to
		Year Ended October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.42	$9.19	$9.99	$9.28
Investment Operations
Net Investment Income	.291	.331	.327	.242[2]
Net Realized and Unrealized Gain (Loss) on Investments	2.158	.216	(.836)	.468
Total from Investment Operations	2.449	.547	(.509)	.710
Distributions
Dividends from Net Investment Income	(.349)	(.317)	(.291)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.349)	(.317)	(.291)	—
Net Asset Value, End of Period	$11.52	$9.42	$9.19	$9.99

Total Return[3]	26.72%	6.38%	-5.30%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,371	$5,539	$4,856	$6,922
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.07%[4]
Ratio of Net Investment Income to Average Net Assets	2.96%	3.73%	3.42%	3.24%[4]
Portfolio Turnover Rate	12%[5]	8%[5]	5%[5]	13%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Institutional Plus Shares
			Dec. 2,
		Year Ended	2010[1] to
		October 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$98.13	$95.75	$103.47
Investment Operations
Net Investment Income	3.041	3.450	3.102
Net Realized and Unrealized Gain (Loss) on Investments	22.538	2.256	(7.795)
Total from Investment Operations	25.579	5.706	(4.693)
Distributions
Dividends from Net Investment Income	(3.649)	(3.326)	(3.027)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.649)	(3.326)	(3.027)
Net Asset Value, End of Period	$120.06	$98.13	$95.75

Total Return[2]	26.79%	6.39%	-4.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,804	$3,252	$2,787
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	2.97%	3.74%	3.44%[3]
Portfolio Turnover Rate[4]	12%	8%	5%

1	Inception.
2	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets Index Fund

Notes to Financial Statements

Vanguard Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $1,931,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	27,815	16,829,078	—
Temporary Cash Investments	247,464	11,998	—
Futures Contracts—Liabilities[1]	(388)	—	—
Forward Currency Contracts—Assets	—	1,125	—
Forward Currency Contracts—Liabilities	—	(70)	—
Total	274,891	16,842,131	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,125	1,125
Liabilities	(388)	(70)	(458)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	17,685	—	17,685
Forward Currency Contracts	—	1,058	1,058
Realized Net Gain (Loss) on Derivatives	17,685	1,058	18,743

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,335	—	5,335
Forward Currency Contracts	—	877	877
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,335	877	6,212

At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2013	389	41,926	1,127
Dow Jones EURO STOXX 50 Index	December 2013	978	40,672	3,159
Topix Index	December 2013	255	31,177	572
S&P ASX 200 Index	December 2013	135	17,309	626

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

At October 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000) (Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	12/27/13	EUR	26,265	USD	35,096	568
UBS AG	12/27/13	GBP	20,752	USD	32,977	282
UBS AG	12/24/13	AUD	16,575	USD	15,420	188
UBS AG	12/27/13	GBP	4,689	USD	7,551	(36)
UBS AG	12/17/13	JPY	663,830	USD	6,666	87
UBS AG	12/17/13	JPY	303,206	USD	3,090	(5)
UBS AG	12/27/13	EUR	1,178	USD	1,609	(10)
UBS AG	12/24/13	AUD	934	USD	899	(19)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2013, the counterparty had deposited in segregated accounts securities with a value of $3,631,000 in connection with amounts due to the fund for open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2013, the fund realized net foreign currency losses of $3,966,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $20,745,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2013, had unrealized appreciation of $54,801,000, of which $36,233,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended October 31, 2013, the fund realized $55,241,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $403,356,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $446,496,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $1,350,390,000 to offset future net capital gains of $998,398,000 through October 31, 2016, $317,753,000 through October 31, 2017, and $34,239,000 through October 31, 2018.

At October 31, 2013, the cost of investment securities for tax purposes was $13,915,235,000.

Net unrealized appreciation of investment securities for tax purposes was $3,201,120,000, consisting of unrealized gains of $3,829,085,000 on securities that had risen in value since their purchase and $627,965,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2013, the fund purchased $4,110,688,000 of investment securities and sold $1,909,839,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $190,714,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

		Year Ended October 31,
	2013		2012
Amount	Shares	Amount	Shares

	($000)	(000)	($000)	(000)
Investor Shares
Issued	566,939	54,593	494,252	54,663
Issued in Lieu of Cash Distributions	46,119	4,745	65,924	7,792
Redeemed[1]	(762,103)	(72,576)	(1,999,306)	(221,289)
Net Increase (Decrease)—Investor Shares	(149,045)	(13,238)	(1,439,130)	(158,834)
Admiral Shares
Issued	1,490,846	49,350	1,522,284	59,036
Issued in Lieu of Cash Distributions	53,339	1,908	25,632	1,054
Redeemed[1]	(424,086)	(14,262)	(209,944)	(8,108)
Net Increase (Decrease) —Admiral Shares	1,120,099	36,996	1,337,972	51,982
Institutional Shares
Issued	2,480,742	240,541	1,676,989	187,845
Issued in Lieu of Cash Distributions	181,090	18,785	161,413	19,239
Redeemed[1]	(2,105,484)	(207,721)	(1,321,943)	(147,542)
Net Increase (Decrease) —Institutional Shares	556,348	51,605	516,459	59,542
Institutional Plus Shares
Issued	1,363,069	12,999	1,287,129	13,630
Issued in Lieu of Cash Distributions	117,019	1,165	84,262	964
Redeemed[1]	(761,060)	(7,286)	(961,347)	(10,570)
Net Increase (Decrease) —Institutional Plus
Shares	719,028	6,878	410,044	4,024

1 Net of redemption fees for fiscal 2012 of $269,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

In October 2013, Vanguard announced plans to merge Vanguard Developed Markets Index Fund with Vanguard Tax-Managed International Fund in the second quarter of 2014. The funds share similar holdings and seek to track the same benchmark—the FTSE Developed ex North America Index. The merged fund, to be named Vanguard Developed Markets Index Fund, will offer Investor, Admiral, Institutional, Institutional Plus, and ETF Shares.

Tax-Managed International Fund

Financial Statements (unaudited) from Semi-Annual Shareholder Report as of June 30, 2013 Statement of Net Assets—Investments Summary

As of June 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Australia
Commonwealth Bank of Australia	2,015,989	126,899	0.8%
BHP Billiton Ltd.	4,001,568	115,177	0.8%
Westpac Banking Corp.	3,842,505	100,885	0.7%
Australia & New Zealand Banking Group Ltd.	3,392,780	88,075	0.6%
National Australia Bank Ltd.	2,888,792	78,142	0.5%
Australia—Other †		645,151	4.3%
		1,154,329	7.7%
Austria †		36,514	0.2%
Belgium
Anheuser-Busch InBev NV	987,259	88,887	0.6%
Belgium—Other †		61,339	0.4%
		150,226	1.0%
Denmark
Novo Nordisk A/S Class B	491,808	76,458	0.5%
Denmark—Other †		86,939	0.6%
		163,397	1.1%
Finland †		107,636	0.7%
France
Sanofi	1,396,029	144,323	1.0%
Total SA	2,498,303	122,026	0.8%
BNP Paribas SA	1,202,906	65,854	0.4%
France—Other †		979,225	6.5%
		1,311,428	8.7%
		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Germany
Bayer AG	1,024,052	109,032	0.7%
BASF SE	1,136,506	101,370	0.7%
Siemens AG	978,311	99,068	0.7%
Allianz SE	562,954	82,170	0.5%
SAP AG	1,111,755	81,184	0.5%
Daimler AG	1,222,967	73,830	0.5%
Germany—Other †		657,818	4.4%
		1,204,472	8.0%
Greece †		3,529	0.0%

Hong Kong
AIA Group Ltd.	14,850,576	62,565	0.4%
Hang Seng Bank Ltd.	950,905	14,004	0.1%
Hong Kong—Other †		456,078	3.0%
		532,647	3.5%
Ireland †		24,846	0.2%
Israel
Osem Investments Ltd.	36,278	757	0.0%
Israel—Other †		82,310	0.6%
		83,067	0.6%
Italy
Eni SPA	3,031,522	62,219	0.4%
Italy—Other †		225,075	1.5%
		287,294	1.9%
Japan
Toyota Motor Corp.	3,268,918	197,174	1.3%
Mitsubishi UFJ Financial Group Inc.	17,482,844	107,972	0.7%
Honda Motor Co. Ltd.	2,210,939	82,135	0.6%
Sumitomo Mitsui Financial Group Inc.	1,663,758	76,155	0.5%
Softbank Corp.	1,162,100	67,646	0.5%
Mizuho Financial Group Inc.	29,719,761	61,719	0.4%
Chugai Pharmaceutical Co. Ltd.	296,100	6,129	0.0%
Hino Motors Ltd.	344,000	5,048	0.0%
Daihatsu Motor Co. Ltd.	258,000	4,887	0.0%
Japan—Other †		2,809,691	18.7%
		3,418,556	22.7%
Netherlands
Unilever NV	1,882,994	74,123	0.5%
Netherlands—Other †		294,284	1.9%
		368,407	2.4%
		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
New Zealand †		23,682	0.2%
Norway †		113,358	0.8%
Other †		14,532	0.1%
Portugal †		24,572	0.2%
Singapore †		243,005	1.6%
South Korea
Samsung Electronics Co. Ltd.	86,616	101,239	0.7%
1 Samsung Electronics Co. Ltd. GDR	87,402	50,793	0.3%
South Korea—Other †		473,335	3.2%
		625,367	4.2%
Spain
* Banco Santander SA	13,216,996	84,579	0.6%
* Telefonica SA	4,866,636	62,612	0.4%
Banco Bilbao Vizcaya Argentaria SA	6,763,430	56,839	0.4%
Spain—Other †		186,190	1.2%
		390,220	2.6%
Sweden †		432,871	2.9%
Switzerland
Nestle SA	3,966,948	260,313	1.7%
Roche Holding AG	869,574	215,826	1.4%
Novartis AG	2,889,034	204,632	1.4%
UBS AG	4,383,804	74,410	0.5%
ABB Ltd.	2,846,427	61,659	0.4%
Switzerland—Other †		467,643	3.1%
		1,284,483	8.5%
United Kingdom
HSBC Holdings plc	22,909,494	237,164	1.6%
Vodafone Group plc	59,801,003	171,371	1.1%
BP plc	23,440,434	162,676	1.1%

GlaxoSmithKline plc	6,067,673	151,670	1.0%
Royal Dutch Shell plc Class A	4,584,958	146,463	1.0%
British American Tobacco plc	2,332,253	119,621	0.8%
Royal Dutch Shell plc Class B	3,243,987	107,438	0.7%
Diageo plc	3,099,274	88,876	0.6%
AstraZeneca plc	1,540,633	72,840	0.5%
BG Group plc	4,183,127	71,089	0.5%
Barclays plc	15,865,821	67,569	0.4%
BHP Billiton plc	2,589,413	66,025	0.4%
Rio Tinto plc	1,529,314	62,196	0.4%
Unilever plc	1,472,851	59,625	0.4%
SABMiller plc	1,162,799	55,749	0.4%
Reckitt Benckiser Group plc	783,615	55,430	0.4%
United Kingdom—Other †		1,336,585	8.9%
		3,032,387	20.2%
Total Common Stocks (Cost $14,023,700)		15,030,825	100.0%
Temporary Cash Investments
U.S. Government and Agency Obligations (Cost $3,699) †		3,699	0.0%
Total Investments (Cost $14,027,399)		15,034,524	100.0%
Other Assets and Liabilities
Other Assets		95,404	0.6%
Liabilities		(98,822)	(0.6%)
		(3,418)	0.0%
Net Assets		15,031,106	100.0%

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	15,002,646
Overdistributed Net Investment Income	(296)
Accumulated Net Realized Losses	(977,172)
Unrealized Appreciation (Depreciation)
Investment Securities	1,007,125
Foreign Currencies	(1,197)
Net Assets	15,031,106
Admiral Shares—Net Assets
Applicable to 136,501,970 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,560,116
Net Asset Value Per Share—Admiral Shares	$11.43
Institutional Shares—Net Assets
Applicable to 27,857,128 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	318,711
Net Asset Value Per Share—Institutional Shares	$11.44
ETF Shares—Net Assets
Applicable to 370,030,452 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,152,279
Net Asset Value Per Share—ETF Shares	$35.54

See Note A in Notes to Financial Statements.

*	Non-income-producing security.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of this security represented 0.3% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Statement of Operations
Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Dividends[1]	313,126
Interest[2]	28
Total Income	313,154
Expenses
The Vanguard Group—Note B
Investment Advisory Services	448
Management and Administrative—Admiral Shares	356
Management and Administrative—Institutional Shares	49
Management and Administrative—ETF Shares	2,939
Marketing and Distribution—Admiral Shares	211
Marketing and Distribution—Institutional Shares	41
Marketing and Distribution—ETF Shares	1,632
Custodian Fees	665
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	110
Trustees’ Fees and Expenses	8
Total Expenses	6,460
Net Investment Income	306,694
Realized Net Gain (Loss)
Investment Securities Sold	(377,324)
Futures Contracts	2,328
Foreign Currencies	(1,692)
Realized Net Gain (Loss)	(376,688)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	489,646
Foreign Currencies	(1,400)
Change in Unrealized Appreciation (Depreciation)	488,246
Net Increase (Decrease) in Net Assets Resulting from Operations	418,252

1 Dividends are net of foreign withholding taxes of $24,771,000.
2 Interest income from an affiliated company of the fund was $27,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Statement of Changes in Net Assets

Six Months Ended

Year Ended

	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	306,694	349,511
Realized Net Gain (Loss)	(376,688)	(112,180)
Change in Unrealized Appreciation (Depreciation)	488,246	1,528,577
Net Increase (Decrease) in Net Assets Resulting from Operations	418,252	1,765,908
Distributions
Net Investment Income
Admiral Shares	(30,393)	(41,759)
Institutional Shares	(6,416)	(11,033)
ETF Shares	(257,291)	(303,175)
Realized Capital Gain
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(294,100)	(355,967)
Capital Share Transactions
Admiral Shares	117,278	12,399
Institutional Shares	(19,819)	(8,273)
ETF Shares	2,073,509	3,363,880
Net Increase (Decrease) from Capital Share Transactions	2,170,968	3,368,006
Total Increase (Decrease)	2,295,120	4,777,947
Net Assets
Beginning of Period	12,735,986	7,958,039
End of Period[1]	15,031,106	12,735,986

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($296,000) and ($11,932,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	June 30,				Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.26	$9.79	$11.58	$10.95	$8.74	$15.40
Investment Operations
Net Investment Income	. 238	. 332	. 342	. 278	. 277[1]	.290
Net Realized and Unrealized Gain (Loss)
on Investments	.159	1.474	(1.794)	. 634	2.190	(6.661)
Total from Investment Operations	. 397	1.806	(1.452)	. 912	2.467	(6.371)
Distributions
Dividends from Net Investment Income	(. 227)	(. 336)	(. 338)	(. 282)	(. 257)	(. 289)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(. 227)	(. 336)	(. 338)	(. 282)	(. 257)	(. 289)
Net Asset Value, End of Period	$11.43	$11.26	$9.79	$11.58	$10.95	$8.74
Total Return[2]	3.53%	18.56%	-12.51%	8.36%	28.27%	-41.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,560	$1,425	$1,229	$1,476	$1,409	$1,131
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.18%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.25%	3.40%	3.31%	2.70%	2.87%	3.47%
Portfolio Turnover Rate [3]	15%	7%	5%	6%	9%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Investor Shares were renamed Admiral Shares as of the close of business on May 13, 2011. Prior periods’ Financial Highlights are for the Investor class.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	June 30,				Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$9.79	$11.60	$10.96	$8.74	$15.41
Investment Operations
Net Investment Income	. 240	. 336	. 347	. 289	. 288[1]	.296
Net Realized and Unrealized Gain (Loss)
on Investments	.158	1.483	(1.813)	. 644	2.197	(6.671)
Total from Investment Operations	. 398	1.819	(1.466)	. 933	2.485	(6.375)
Distributions
Dividends from Net Investment Income	(. 228)	(. 339)	(. 344)	(. 293)	(. 265)	(. 295)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 228)	(. 339)	(. 344)	(. 293)	(. 265)	(. 295)
Net Asset Value, End of Period	$11.44	$11.27	$9.79	$11.60	$10.96	$8.74
Total Return[2]	3.54%	18.70%	-12.62%	8.55%	28.48%	-41.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$319	$332	$294	$253	$219	$242
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.08%	0.08%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.27%	3.43%	3.35%	2.80%	2.97%	3.53%
Portfolio Turnover Rate [3]	15%	7%	5%	6%	9%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Financial Highlights

FTSE Developed Markets ETF Shares
	Six Months
	Ended
For a Share Outstanding	June 30,				Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$35.02	$30.44	$36.04	$34.06	$27.18	$47.92
Investment Operations
Net Investment Income	.741	1.035	1.067	. 887	. 860[1]	.934
Net Realized and Unrealized Gain (Loss)
on Investments	. 485	4.591	(5.609)	1.990	6.836	(20.744)
Total from Investment Operations	1.226	5.626	(4.542)	2.877	7.696	(19.810)
Distributions
Dividends from Net Investment Income	(.706)	(1.046)	(1.058)	(. 897)	(. 816)	(. 930)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(.706)	(1.046)	(1.058)	(. 897)	(. 816)	(. 930)
Net Asset Value, End of Period	$35.54	$35.02	$30.44	$36.04	$34.06	$27.18
Total Return	3.53%	18.60%	-12.57%	8.47%	28.34%	-41.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,152	$10,979	$6,435	$5,414	$4,356	$2,292
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.15%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.25%	3.40%	3.31%	2.76%	2.92%	3.51%
Portfolio Turnover Rate [2]	15%	7%	5%	6%	9%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Notes to Financial Statements

Vanguard Tax-Managed International Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

On October 2, 2012, Vanguard announced a change in the fund’s benchmark index from the MSCI EAFE Index to the FTSE Developed ex North America Index. The benchmark change was effective on May 29, 2013. The fund’s investment objective has not changed. To coincide with its new target index, Vanguard MSCI EAFE ETF changed its name to Vanguard FTSE Developed Markets ETF.

A.	The following significant accounting policies conform to generally accepted accounting principles for
U.S.	mutual funds. The fund consistently follows such policies in preparing its financial statements.
1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange

(generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended June 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at June 30, 2013.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $1,877,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	29,053	15,001,772	—
Temporary Cash Investments	—	3,699	—
Total	29,053	15,005,471	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2013, the fund realized net foreign currency losses of $1,692,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended June 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $734,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. The fund held no passive foreign investment companies at June 30, 2013.

During the six months ended June 30, 2013, the fund realized $58,778,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2012, the fund had available capital losses totaling $542,173,000 to offset future net capital gains. Of this amount, $429,605,000 is subject to expiration dates; $90,589,000 may be used to offset future net capital gains through December 31, 2016, and $339,016,000 through December 31, 2017. Capital losses of $112,568,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2013, the cost of investment securities for tax purposes was $14,027,399,000. Net unrealized appreciation of investment securities for tax purposes was $1,007,125,000, consisting of unrealized gains of $2,062,818,000 on securities that had risen in value since their purchase and $1,055,693,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the fund purchased $4,090,044,000 of investment securities and sold $1,905,152,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,149,249,000 and $145,294,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.	Capital share transactions for each class of shares were:

		Six Months Ended		Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	149,826	12,689	157,596	14,955
Issued in Lieu of Cash Distributions	23,968	2,096	32,646	2,975
Redeemed	(56,516)	(4,797)	(177,843)	(16,994)
Net Increase (Decrease)—Admiral Shares	117,278	9,988	12,399	936
Institutional Shares
Issued	8,198	696	62,751	5,966
Issued in Lieu of Cash Distributions	4,899	428	8,839	805
Redeemed	(32,916)	(2,749)	(79,863)	(7,269)
Net Increase (Decrease) —Institutional Shares	(19,819)	(1,625)	(8,273)	(498)
ETF Shares
Issued	2,218,909	60,541	3,363,880	102,066
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(145,400)	(4,000)	—	—
Net Increase (Decrease) —ETF Shares	2,073,509	56,541	3,363,880	102,066

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Tax-Managed International Fund

Financial Statements from Annual Shareholder Report as of December 31, 2012 Statement of Net Assets—Investments Summary

As of December 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Australia
BHP Billiton Ltd.	3,793,403	148,145	1.2%
Commonwealth Bank of Australia	1,882,862	122,306	0.9%
Westpac Banking Corp.	3,657,348	99,986	0.8%
Australia & New Zealand Banking Group Ltd	. 3,258,609	85,314	0.7%
National Australia Bank Ltd.	2,729,527	71,385	0.5%
Australia—Other †		608,591	4.8%
		1,135,727	8.9%
Austria †		37,045	0.3%
Belgium
Anheuser-BuschInBev NV	943,309	82,435	0.6%
Belgium—Other †		61,968	0.5%
		144,403	1.1%
Denmark
Novo Nordisk A/S Class B	474,931	77,566	0.6%
Denmark—Other †		69,697	0.6%
		147,263	1.2%
Finland †		104,512	0.8%
France
Sanofi	1,384,618	131,311	1.1%
Total SA	2,453,163	126,970	1.0%
BNP Paribas SA	1,155,773	65,148	0.5%
LVMH Moet Hennessy Louis Vuitton SA	291,815	54,379	0.4%
France—Other †		855,536	6.7%
		1,233,344	9.7%
		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Germany
Siemens AG	949,467	103,198	0.8%
BASF SE	1,059,183	99,554	0.8%
BayerAG	965,285	91,666	0.7%
SAP AG	1,061,040	84,997	0.7%
Allianz SE	527,855	73,128	0.6%
DaimlerAG	1,044,207	57,061	0.4%
Germany—Other †		601,010	4.7%
		1,110,614	8.7%
Greece †		7,145	0.1%
Hong Kong

AIA Group Ltd.	12,654,776	50,435	0.4%
HangSeng Bank Ltd.	862,643	13,326	0.1%
Hong Kong—Other †		342,004	2.7%
		405,765	3.2%
Ireland †		33,480	0.3%
Israel †		68,358	0.5%
Italy
Eni SPA	2,955,387	72,908	0.6%
Italy—Other †		214,157	1.7%
		287,065	2.3%
Japan
Toyota Motor Corp.	3,213,418	149,991	1.2%
Mitsubishi UFJ Financial Group Inc.	14,795,144	79,615	0.6%
Honda Motor Co. Ltd.	1,889,839	69,656	0.5%
Sumitomo Mitsui Financial Group Inc.	1,574,258	57,191	0.5%
Canon Inc.	1,313,233	51,508	0.4%
Chugai Pharmaceutical Co. Ltd.	322,800	6,186	0.1%
DaihatsuMotor Co. Ltd.	199,000	3,936	0.0%
Hino Motors Ltd.	259,000	2,323	0.0%
Japan—Other †		2,122,478	16.7%
		2,542,884	20.0%
Netherlands
Unilever NV	1,901,890	71,766	0.5%
Netherlands—Other †		250,087	2.0%
		321,853	2.5%
New Zealand †		16,186	0.1%
		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Norway †		117,876	0.9%
Portugal †		21,647	0.2%
Singapore †		232,575	1.8%
Spain
* Banco Santander SA	11,920,703	96,118	0.8%
Telefonica SA	4,668,193	63,388	0.5%
Banco Bilbao Vizcaya Argentaria SA	6,224,930	57,147	0.4%
Spain—Other †		163,796	1.3%
		380,449	3.0%
Sweden †		398,860	3.1%
Switzerland
Nestle SA	3,732,276	243,248	1.9%
Novartis AG	2,669,523	169,012	1.4%
Roche Holding AG	817,830	166,612	1.3%
UBS AG	4,252,467	66,875	0.5%
ABB Ltd.	2,510,247	52,122	0.4%
Switzerland—Other †		405,823	3.2%
		1,103,692	8.7%
United Kingdom
HSBC Holdings plc	21,120,203	223,386	1.7%
BP plc	22,025,691	152,612	1.2%
Royal Dutch Shell plc Class A	4,210,234	148,767	1.2%
Vodafone Group plc	56,960,947	143,250	1.1%
GlaxoSmithKlineplc	5,771,946	125,319	1.0%
British American Tobacco plc	2,237,667	113,383	0.9%
Royal Dutch Shell plc Class B	3,100,966	109,751	0.9%
Rio Tinto plc	1,544,621	90,009	0.7%
BHP Billiton plc	2,430,065	85,392	0.7%
Diageo plc	2,930,892	85,326	0.7%
Standard Chartered plc	2,765,752	70,108	0.5%
AstraZeneca plc	1,448,593	68,483	0.5%
BG Group plc	3,942,138	66,103	0.5%
Barclays plc	13,510,287	58,343	0.5%

Unilever plc	1,494,705	56,736	0.4%
SABMiller plc	1,109,761	52,235	0.4%
AngloAmerican plc London Shares	1,594,309	50,893	0.4%
Royal Dutch Shell plc Class A (Amsterdam Shares)	8,969	308	0.0%
UnitedKingdom—Other †		1,179,469	9.3%
		2,879,873	22.6%
Total Investments (Cost $12,213,137)		12,730,616	100.0%
Other Assets and Liabilities
Other Assets		83,968	0.6%
Liabilities		(78,598)	(0.6%)
		5,370	0.0%
Net Assets		12,735,986	100.0%
At December 31, 2012, net assets consisted of:
			Amount
			($000)
Paid-in Capital			12,772,900
Overdistributed Net Investment Income			(11,932)
Accumulated Net Realized Losses			(542,664)
Unrealized Appreciation (Depreciation)
Investment Securities			517,479
Foreign Currencies			203
Net Assets			12,735,986
Admiral Shares—Net Assets
Applicable to 126,513,723 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,424,715
Net Asset Value Per Share—Admiral Shares			$11.26
Institutional Shares—Net Assets
Applicable to 29,482,133 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			332,337
Net Asset Value Per Share—Institutional Shares			$11.27
ETF Shares—Net Assets
Applicable to 313,489,893 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			10,978,934
Net Asset Value Per Share—ETF Shares			$35.02

See Note A in Notes to Financial Statements. * Non-income-producing security.

†Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Statement of Operations
Year Ended
December 31,
2012
($000)
Investment Income
Income
Dividends[1]	359,617
Interest[2]	35
Total Income	359,652
Expenses
The Vanguard Group—Note B
Investment Advisory Services	648
Management and Administrative—Admiral Shares	693
Management and Administrative—Institutional Shares	88
Management and Administrative—ETF Shares	4,665
Marketing and Distribution—Admiral Shares	370
Marketing and Distribution—Institutional Shares	85
Marketing and Distribution—ETF Shares	2,227
Custodian Fees	1,111
Auditing Fees	36
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	206
Trustees’ Fees and Expenses	8
Total Expenses	10,141
Net Investment Income	349,511
Realized Net Gain (Loss)
Investment Securities Sold	(110,630)
Foreign Currencies	(1,550)
Realized Net Gain (Loss)	(112,180)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,528,143
Foreign Currencies	434
Change in Unrealized Appreciation (Depreciation)	1,528,577
Net Increase (Decrease) in Net Assets Resulting from Operations	1,765,908

1 Dividends are net of foreign withholding taxes of $23,679,000.
2 Interest income from an affiliated company of the fund was $35,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Statement of Changes in Net Assets
	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	349,511	268,837
Realized Net Gain (Loss)	(112,180)	92,738
Change in Unrealized Appreciation (Depreciation)	1,528,577	(1,527,668)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,765,908	(1,166,093)
Distributions
Net Investment Income
Admiral Shares[1]	(41,759)	(41,602)
Institutional Shares	(11,033)	(9,198)
ETF Shares	(303,175)	(217,331)
Realized Capital Gain
Admiral Shares[1]	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(355,967)	(268,131)
Capital Share Transactions
AdmiralShares[1]	12,399	(22,043)
Institutional Shares	(8,273)	88,145
ETF Shares	3,363,880	2,183,653
Net Increase (Decrease) from Capital Share Transactions	3,368,006	2,249,755
Total Increase (Decrease)	4,777,947	815,531
Net Assets
Beginning of Period	7,958,039	7,142,508
End of Period[2]	12,735,986	7,958,039

1 Investor Shares were renamed Admiral Shares as of the close of business on May 13, 2011.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,932,000) and ($6,226,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Financial Highlights
Admiral Shares
For a Share Outstanding				Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.79	$11.58	$10.95	$8.74	$15.40
Investment Operations
Net Investment Income	.332	.342	.278	.277[1]	.290
Net Realized and Unrealized Gain (Loss)
on Investments	1.474	(1.794)	.634	2.190	(6.661)
Total from Investment Operations	1.806	(1.452)	.912	2.467	(6.371)
Distributions
Dividends from Net Investment Income	(.336)	(.338)	(.282)	(.257)	(.289)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.336)	(.338)	(.282)	(.257)	(.289)
Net Asset Value, End of Period	$11.26	$9.79	$11.58	$10.95	$8.74
Total Return[2]	18.56%	-12.51%	8.36%	28.27%	-41.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,425	$1,229	$1,476	$1,409	$1,131
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.18%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.40%	3.31%	2.70%	2.87%	3.47%
Portfolio Turnover Rate[3]	7%	5%	6%	9%	16%

Investor Shares were renamed Admiral Shares as of the close of business on May 13, 2011. Prior periods’ Financial Highlights are for the Investor class.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Financial Highlights
Institutional Shares
For a Share Outstanding				Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.79	$11.60	$10.96	$8.74	$15.41
Investment Operations
Net Investment Income	.336	.347	.289	.288[1]	.296
Net Realized and Unrealized Gain (Loss)
on Investments	1.483	(1.813)	.644	2.197	(6.671)
Total from Investment Operations	1.819	(1.466)	.933	2.485	(6.375)
Distributions
Dividends from Net Investment Income	(.339)	(.344)	(.293)	(.265)	(.295)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.339)	(.344)	(.293)	(.265)	(.295)
Net Asset Value, End of Period	$11.27	$9.79	$11.60	$10.96	$8.74
Total Return[2]	18.70%	-12.62%	8.55%	28.48%	-41.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$332	$294	$253	$219	$242
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.43%	3.35%	2.80%	2.97%	3.53%
Portfolio Turnover Rate[3]	7%	5%	6%	9%	16%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Financial Highlights

MSCI EAFE Index ETF Shares
For a Share Outstanding				Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.44	$36.04	$34.06	$27.18	$47.92
Investment Operations
Net Investment Income	1.035	1.067	.887	.860[1]	.934
Net Realized and Unrealized Gain (Loss)
on Investments	4.591	(5.609)	1.990	6.836	(20.744)
Total from Investment Operations	5.626	(4.542)	2.877	7.696	(19.810)
Distributions
Dividends from Net Investment Income	(1.046)	(1.058)	(.897)	(.816)	(.930)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.046)	(1.058)	(.897)	(.816)	(.930)
Net Asset Value, End of Period	$35.02	$30.44	$36.04	$34.06	$27.18
Total Return	18.60%	-12.57%	8.47%	28.34%	-41.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,979	$6,435	$5,414	$4,356	$2,292
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.12%	0.15%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.40%	3.31%	2.76%	2.92%	3.51%
Portfolio Turnover Rate[2]	7%	5%	6%	9%	16%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Tax-Managed International Fund

Notes to Financial Statements

Vanguard Tax-Managed International Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Admiral Shares, Institutional Shares, and ETF Shares. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A.	The following significant accounting policies conform to generally accepted accounting principles for
U.S.	mutual funds. The fund consistently follows such policies in preparing its financial statements.
1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange

(generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the fund had contributed capital of $1,641,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,507	12,729,109	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2012, the fund realized net foreign currency losses of $1,550,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $2,300,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at December 31, 2012, the fund had no ordinary income available for distribution. At December 31, 2012, the fund had available capital losses totaling $542,173,000 to offset future net capital gains. Of this amount, $429,605,000 is subject to expiration dates; $90,589,000 may be used to offset future net capital gains through December 31, 2016, and $339,016,000 through December 31, 2017. Capital losses of $112,568,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2012, the cost of investment securities for tax purposes was $12,213,629,000. Net unrealized appreciation of investment securities for tax purposes was $516,987,000, consisting of unrealized gains of $1,633,736,000 on securities that had risen in value since their purchase and $1,116,749,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2012, the fund purchased $4,071,920,000 of investment securities and sold $709,652,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,358,298,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares[1]
Issued	157,596	14,955	1,634,445	136,031
Issued in Lieu of Cash Distributions	32,646	2,975	32,302	3,328
Redeemed [2]	(177,843)	(16,994)	(1,688,790)	(141,153)
Net Increase (Decrease)—Admiral Shares	12,399	936	(22,043)	(1,794)
Institutional Shares
Issued	62,751	5,966	94,698	8,648
Issued in Lieu of Cash Distributions	8,839	805	7,529	775
Redeemed [2]	(79,863)	(7,269)	(14,082)	(1,224)
Net Increase (Decrease)—Institutional Shares	(8,273)	(498)	88,145	8,199
ETF Shares
Issued	3,363,880	102,066	2,453,259	69,201
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	(269,606)	(8,000)
Net Increase (Decrease) —ETF Shares	3,363,880	102,066	2,183,653	61,201
1 Investor Shares were renamed Admiral Shares as of the close of business on May 13, 2011.
2 Net of redemption fees for fiscal 2012 and 2011 of $0 and $155,000. Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced an upcoming change in the fund’s benchmark index from the MSCI EAFE Index to the FTSE Developed ex North America Index. The fund’s investment objective is not changing. The transition to the new benchmark is expected to be completed over several months, and will require some turnover of holdings with resulting transaction costs. Vanguard will seek to minimize trading impact through efficient portfolio trading.

PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma information set forth below as of and for the twelve months ended October 31, 2013 is intended to present financial information as if the acquisition of Vanguard Developed Markets Index Fund (the “Acquired Fund”) by Vanguard Tax-Managed International Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) had been consummated on October 31, 2013 (for amounts related to the statement of net assets) and November 1, 2012 (for amounts related to the statement of operations).

     The pro forma information has been derived from the books and records of the Funds utilized in calculating the daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders for the fiscal year ended October 31, 2013 for Vanguard Developed Markets Index Fund and the annual and semiannual reports for the fiscal year ended December 31, 2012 and the six months ended June 30, 2013, respectively for Vanguard Tax-Managed International Fund.

     The Acquired Fund offers the following share classes: Investor, Admiral, Institutional and Institutional Plus. The Acquiring Fund offers Admiral, Institutional and ETF Shares. As of December 19, 2013, the Acquiring Fund began offering Investor and Institutional Plus Shares.

     The Acquired Fund and the Acquiring Fund each changed their benchmark index to the FTSE Developed ex North America Index from the MSCI EAFE Index as of April 17, 2013 and May 29, 2013, respectively.

     On September 26, 2013, the Funds’ Boards of Trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund will then be dissolved. All of this will happen on a single day, which is currently expected to be April 4, 2014 (the “Closing Date”). The Reorganization is not contingent upon the approval of shareholders of the Acquired Fund. The reorganized fund will be renamed Vanguard Developed Markets Index Fund.

     The Acquiring Fund will be the surviving fund for accounting purposes. No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. The results of operations of the Acquiring Fund for pre-combination periods will not be restated. As of October 31, 2013, all of the securities held by the Acquired Fund would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

     As of October 31, 2013, the net assets of the Acquired Fund were $16,973,440,657, and the Acquiring Fund were $20,077,796,245. The net assets of the combined fund as of October 31, 2013, including pro forma adjustments, would have been $37,051,198,964.

     Under a service agreement, The Vanguard Group furnishes at cost advisory, corporate management, administrative, marketing, and distribution services to the Acquired Fund and the Acquiring Fund. The costs of such services are allocated to the Funds under methods approved by the Board of Trustees. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Boards of Trustees. Income, other non-class specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     The Developed Markets Index Fund will bear the expenses incurred in the Reorganization. Expenses related to the Reorganization include audit fees and printing/mailing fees, and are estimated at $6,000 and $31,938, respectively; actual results could differ from these estimates. The Tax-Managed International Fund will not incur any expenses in the Reorganization.

The actual and pro forma combined expense ratios of the Funds for the twelve months ended October 31, 2013 are as follows. Management expects the Funds’ total operating expenses to approximate these levels through the date of the Reorganization.

	Acquiring Fund	Acquiring Fund	Combined Fund
Expense Ration - Investor Shares	N/A	0.20%	0.20%
Expense Ratio - Admiral Shares	0.09%	0.09%	0.09%
Expense Ratio - Institutional Shares	0.07%	0.07%	0.07%
Expense Ratio - Institutional Plus Shares	N/A	0.06%	0.06%
Expense Ratio - ETF Shares	0.09%	N/A	0.09%

     On a pro forma basis for the twelve months ended October 31, 2013, the proposed Reorganization would have resulted in the following approximate changes to expenses. The decrease in the remaining recurring expenses is due to the elimination of duplicative expenses achieved by merging the Funds.

Pro Forma
Adjustments

($000)

Costs of Reorganization (printing and	$38
mailing and audit fees)

Recurring expenses
The Vanguard Group

Management and Administrative	$-

Other Expenses
Audit Fees	(39)
Total Recurring Expenses	(39)

     The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.
2.	No gain or loss is recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

     Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2013, the Acquired Fund had available capital losses totaling $1,350,390,000 to offset future net capital gains of $998,398,000 through October 31, 2016, $317,753,000 through October 31, 2017, and $34,239,000 through October 31, 2018.

At December 31, 2012, the Acquiring Fund had available capital losses totaling $542,173,000 to offset future net capital gains. Of this amount, $429,605,000 is subject to expiration dates; $90,589,000 may be used to offset future net capital gains through December 31, 2016, and $339,016,000 through December 31, 2017. Capital losses of $112,568,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. In the

     Should the Acquired Fund or Acquiring Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Acquired Fund’s and/or the Acquiring Fund’s capital loss carryforwards, including in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund and/or the Acquiring Fund; (2) assuming the Acquired Fund remains the smaller of the two Funds at the time or reorganization, the amount of the Acquired Fund’s carryforward that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had unrealized appreciation at the time of the Reorganization; (3) any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s and/or the Acquiring Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other for five years following the Reorganization; and (4) the expiration date of the Acquired Fund’s carryforwards would be accelerated by one taxable year; for example, the Acquired Fund’s carryforwards currently due to expire in its taxable year ending October 31, 2016 would instead expire in the combined Fund’s taxable year endings December 31, 2015.

fiscal year ended December 31, 2013, the Acquiring Fund incurred additional capital losses of [$_________], all of which may be carried forward indefinitely, resulting in total available capital losses of [$________].

     The capital loss carryforwards and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

     The Acquiring Fund intends to continue to comply with Subchapter M of the Internal Revenue Code of 1986, as amended, and qualify as a regulated investment company, and distribute all of its taxable income. Management has analyzed each Fund's tax positions taken for all open federal income tax years (December 31, 2010-2013 for the Acquiring Fund and October 31, 2010-2013 for the Acquired Fund), and has concluded that no provision for federal income tax is required.

PART C

VANGUARD TAX-MANAGED FUNDS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 16. EXHIBITS.

(1) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on October 16, 2013, Post-Effective Amendment No. 48, is hereby incorporated by reference.

(2) By-Laws, filed on April 27, 2011, Post-Effective Amendment No. 34, is hereby incorporated by reference.

(3) Voting Trust Agreement, not applicable.

(4) Form of Agreement and Plan of Reorganization by and between Vanguard STAR® Funds, on behalf of the Developed Markets Fund, and Vanguard Tax-Managed Funds, on behalf of the International Fund, filed herewith as Appendix A.

(5) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1) above.

(6). For The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (13) below.

(7) Underwriting Contracts, not applicable.

(8) Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in the Registrant’s Statement of Additional Information, is hereby incorporated by reference.

(9) Custodian Agreement, for Brown Brothers Harriman & Co., filed on April 26, 2010, Post-Effective Amendment No. 33, is hereby incorporated by reference; and for JPMorgan Chase Bank, filed on October 16, 2013, Post-Effective Amendment No.48, are hereby incorporated by reference.

(10) (a) Rule 12b-1 Plan, not applicable.

(b)	Rule 18f-3 Plan, filed on December 19, 2013, Post-Effective Amendment No. 49, is hereby incorporated by reference.

(11) Legality of Securities Opinion, is filed herewith.

(12) Form of Tax Opinion Supporting the Tax Matters and Consequences to Shareholders of Vanguard Developed Markets Fund, is filed herewith.

(13) Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed on April 26, 2012, Post-Effective Amendment No. 41; and Form of Authorized Participant Agreement, filed on April 27, 2011, Post-Effective Amendment No. 34, are hereby incorporated by reference.

(14) Other Opinion or Consent, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15) Omitted Financial Statements, not applicable.

(16) Power of Attorney, for all trustees and officers, see File Number 002-11444, filed on March 27, 2012, Post-Effective Amendment No. 96, is hereby incorporated by reference.

(17) Other Exhibits, not applicable.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Town of Valley Forge and the Commonwealth of Pennsylvania on the 17th day of January, 2014.

VANGUARD TAX-MANAGED FUNDS

By: _/s/ F. William McNabb III________*

F. William McNabb III
Chairman and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ F. William McNabb III*	Chairman and Chief	January 17, 2014
F. William McNabb III	Executive Officer
/s/ Emerson U. Fullwood*	Trustee	January 17, 2014
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	January 17, 2014
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	January 17, 2014
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	January 17, 2014
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	January 17, 2014
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	January 17, 2014
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	January 17, 2014
Scott C. Malpass
/s/ André F. Perold*	Trustee	January 17, 2014
André F. Perold

/s/ Alfred M. Rankin, Jr.*	Trustee	January 17, 2014
Alfred M. Rankin, Jr.

/s/ Peter F. Volanakis*	Trustee	January 17, 2014
Peter F. Volanakis

/s/ Thomas J. Higgins*	Chief Financial Officer	January 17, 2014
Thomas J. Higgins

*By /s/ Heidi Stam ______________

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see Accession Number 0000932471-12-003946, Incorporated by Reference.

EXHIBIT INDEX

Exhibit No.

Description

11	Legality of Securities Opinion
12	Form of Tax Opinion for Vanguard Developed Markets Index Fund
14	Consent of Independent Registered Public Accounting Firm